UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 12, 2024

To the Stockholders of Sonnet BioTherapeutics Holdings, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) to be held on Thursday, September 12, 2024 at 9:00 a.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.viewproxy.com/SONN/2024/VM. You will not be able to attend the Annual Meeting at a physical location.

At the Annual Meeting, stockholders will act on the following matters:

●	To elect six directors to our Board of Directors (the “Board”) to hold office for the following year until their successors are elected;

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our issued and outstanding common stock pursuant to our ChEF Purchase Agreement with Chardan Capital Markets LLC;

●

To approve an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twelve (1:12), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2024; and

●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on August 9, 2024 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting virtually and prefer to vote at the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2024.

Our proxy materials including our Proxy Statement for the 2024 Annual Meeting, our Annual Report for the fiscal year ended September 30, 2023 and proxy card are available on the Internet at www.viewproxy.com/SONN/2024/VM. Under Securities and Exchange Commission (“SEC”) rules, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Pankaj Mohan, Ph.D.
Chief Executive Officer and Chairman of the Board

August 19, 2024
Princeton, New Jersey

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(833) 782-7196

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL 1: TO ELECT SIX DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	6
CORPORATE GOVERNANCE MATTERS	8
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	13
DIRECTOR COMPENSATION	17
REPORT OF THE AUDIT COMMITTEE*	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
PAY VERSUS PERFORMANCE	19
TRANSACTIONS WITH RELATED PERSONS	21
PROPOSAL 2: TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF MORE THAN 20% OF OUR ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO OUR CHEF PURCHASE AGREEMENT WITH CHARDAN CAPITAL MARKETS LLC	23
PROPOSAL 3: TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-TWELVE (1:12), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD	27
PROPOSAL 4: TO RATIFY THE APPOINTMENT OF OUR REGISTERED PUBLIC ACCOUNTING FIRM	33
STOCKHOLDER PROPOSALS	35
ANNUAL REPORT	35
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	35
OTHER MATTERS	35

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SONNET BIOTHERAPEUTICS HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on Thursday, September 12, 2024 at 9:00 a.m. Eastern Time (the “Annual Meeting”). We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.viewproxy.com/SONN/2024/VM using the password provided to you after registration. Attendees will need to register prior to the meeting in order to receive access to the meeting.

Proxies for the Annual Meeting are being solicited by our Board of Directors (the “Board”). This proxy statement is first being made available to stockholders on or about August 19, 2024.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 12, 2024.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2024 Annual Meeting, our annual report for the fiscal year ended September 30, 2023 and proxy card are available on the Internet at www.viewproxy.com/SONN/2024/VM. Under SEC rules, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Sonnet BioTherapeutics Holdings, Inc. The mailing address of our principal executive offices is Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540.

About the Meeting

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect six directors to our Board to hold office for the following year until their successors are elected;

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our issued and outstanding common stock pursuant to our ChEF Purchase Agreement with Chardan Capital Markets LLC;

●

To approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twelve (1:12), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board (the “Reverse Split”);

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2024; and

●	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our issued and outstanding common stock pursuant to our ChEF Purchase Agreement with Chardan Capital Markets LLC (“Chardan”) dated as of May 2, 2024 (the “Purchase Agreement”), the approval of an amendment to our Charter to effect the Reverse Split, and the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2024 are advisable and in the best interests of the Company and our stockholders and recommends that you vote FOR these proposals. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

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Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on the record date, August 9, 2024, are entitled to receive notice of the Annual Meeting and to vote either class of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. As of the record date, there were 5,202,505 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each proposal.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.viewproxy.com/SONN/2024/VM using the password provided to you after registration. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.FCRvote.com/SONN commencing approximately on or about August 19, 2024. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting on www.viewproxy.com/SONN/2024/VM. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use our resources and ensure all stockholder questions are able to be addressed, we will respond to no more than two questions from a single stockholder. We have retained Alliance Advisors, LLC to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the voting power of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. We will include proxies marked as abstentions, withheld votes, and broker non-votes to determine the number of shares present at the Annual Meeting.

How do I vote?

Your vote is important. On or about August 19, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) as well as the full set of proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at www.viewproxy.com/SONN/2024/VM.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

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Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.FCRvote.com/SONN and following the instructions provided in the Notice or with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 11, 2024.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-402-3905. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 11, 2024.

Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to 904-212-0449, or sign, date, scan and email your scanned Proxy Card to tabulation@allianceadvisorsllc.com until 11:59 p.m., Eastern Time, on September 11, 2024.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on September 11, 2024.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at www.viewproxy.com/SONN/2024/VM, but the site will only record votes from attending stockholders. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of one-third of the voting power of the common stock issued and outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, withheld votes, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to Proposal 1, the election of directors, assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect each nominee and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. If any of the incumbent director nominees does not receive a plurality vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. As a result, withheld votes and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

With respect to Proposal 2, the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our issued and outstanding common stock pursuant to our Purchase Agreement with Chardan, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. As a result, abstentions and any other failure to submit a proxy or vote in person at the Annual Meeting, will not affect the outcome of the vote on this proposal. “Broker non-votes,” if any, will not affect the outcome of this proposal if this proposal is deemed to be “non-routine.” If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal (see below).

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With respect to Proposal 3, the approval of an amendment to our Charter to effect the Reverse Split, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. As a result, abstentions and “broker non-votes”, if any, will not affect the outcome of the vote on this proposal. “Broker non-votes,” if any, will not affect the outcome of this proposal if this proposal is deemed to be “non-routine.” If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal (see below).

With respect to Proposal 4, the ratification of the appointment of KPMG LLP, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. As a result, abstentions, “broker non-votes”, if any, and any other failure to submit a proxy or vote in person at the Annual Meeting will not affect the outcome of the vote on this proposal. “Broker non-votes,” if any, will not affect the outcome of this proposal if this proposal is deemed to be “non-routine.” If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal (see below).

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

Proposals 1 and 2 are generally not considered to be “routine” matters and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals. If such proposals are deemed to be “routine,” a bank or broker may be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.

Proposals 3 and 4 are generally considered to be a routine matter and a bank or broker may be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related informational support, for a services fee, which is not expected to exceed $7,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: TO ELECT SIX DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board currently consists of six directors and each of our six directors holds their positions on the Board until the Annual Meeting. Each of the six director nominees named below will stand for election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that the six director nominees named below be elected as directors to serve until the 2025 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. If any of the incumbent director nominees does not receive a plurality vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Term Expiring at the 2024 Annual Meeting

The following table sets forth the name, age, position and tenure of our directors who are up for election at the 2024 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Pankaj Mohan, Ph.D.	60	Chief Executive Officer, President and Chairman of the Board	2020
Nailesh Bhatt	52	Director	2020
Albert Dyrness	61	Director	2020
Donald Griffith	75	Director	2020
Raghu Rao	62	Director	2020
Lori McNeill	52	Director	2022

The following biographical descriptions set forth certain information with respect to the director nominees, based on information furnished to us by each director nominee.

Pankaj Mohan, Ph.D. founded Sonnet BioTherapeutics, Inc., our wholly-owned operating subsidiary and accounting predecessor (“Sonnet”) in 2015 and has since served as a member of its board of directors, and was appointed to our Board of Directors (the “Board”) as Chairman at the closing of the merger between the Company and Sonnet, which occurred on April 1, 2020 (the “Merger”). Dr. Mohan became the Chairman of Sonnet in June 2018 and the Chief Executive Officer of Sonnet in January 2019 and was appointed President and Chief Executive Officer of the Company at the closing of the Merger. From January 2011 to June 2018, he served as the President, Chief Executive Officer and Chairman of Oncobiologics, Inc. (now Outlook Therapeutics, Inc. Nasdaq: OTLK), a company that he founded in 2011. Previously, Dr. Mohan served as head of Business Operations and Portfolio Management of Biologics Process and Product Development at Bristol-Myers Squibb Company and as a Director of Bioprocess Engineering at Genentech, Inc. Prior to that, Dr. Mohan served as a senior manager at Eli Lilly and Company. From May 1993 to April 1996, Dr. Mohan served as Assistant Professor (Lecturer/Fellow) at the Advanced Centre for Biochemical Engineering, University College London, London, United Kingdom. Dr. Mohan received a Ph.D. in Biochemical Engineering from the School of Chemical Engineering, University of Birmingham, Birmingham, United Kingdom, a Masters in Financial Management from Middlesex University Business School, London, United Kingdom, an Executive Management Program (AMP) from Fuqua School of Business at Duke University and a Bachelor of Chemical Engineering from the Indian Institute of Technology in Roorkee, India. He is also an author of an industry reference book on bioprocess operations (McGraw Hill). We believe Dr. Mohan is capable of making valuable contributions to the Board due to his extensive knowledge of the biopharmaceutical industry and his prior experience as an executive officer.

Nailesh Bhatt has served on Sonnet’s board of directors since July 2018, and was appointed to our Board at the closing of the Merger. Since January 2018, Mr. Bhatt has been the Chief Executive Officer and a Board Member of VGYAAN Pharmaceuticals LLC, a company focused on developing and commercializing clinically critical drugs. Prior to that, in November 2001, Mr. Bhatt Founded Proximare and is its Managing Director. Proximare is a strategic advisory firm focused exclusively on the pharmaceutical industry. Mr. Bhatt also serves as Board Member of Azurity Pharmaceuticals, Inc. since April 2018. In June 2015, Mr. Bhatt founded Proximare Lifesciences Fund. Mr. Bhatt pursued a Bachelor of Arts at Boston University with a major in Biology. We believe Mr. Bhatt is capable of making valuable contributions to the Board due to his years of experience in the pharmaceutical industry working with start-ups to Fortune 500 companies.

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Albert Dyrness has served on Sonnet’s board of directors since October 2019, and was appointed to our Board at the closing of the Merger. Mr. Dyrness is a recognized biopharmaceutical industry expert in bio-process engineering with expertise in upstream, downstream, and fill/finish processes. Since July 2019, Mr. Dyrness has been the Managing Director of ADVENT Engineering Services, Inc., a Trinity Consultants Company, which serves as its life-sciences division. In 1988, Mr. Dyrness Co-Founded ADVENT Engineering Services, Inc., an engineering consulting firm serving the energy and life sciences industries. Starting with only 4 employees in the San Francisco Bay Area, ADVENT has grown to a staff of over 130 engineers with offices in Toronto, Canada, Singapore, Raleigh, North Carolina, Portland Oregon, Boston, Massachusetts, Irvine and San Ramon, California. In 2016, Mr. Dyrness became President and Chief Technical Officer of ADVENT and, in 2017, guided the company to a merger with Trinity Consultants, a 700-person engineering consulting firm. He also served as a member of the board of directors of Oncobiologics, Inc. (now Outlook Therapeutics, Inc.; Nasdaq: OTLK) from December 2015 to September 2017. In 1986, Mr. Dyrness graduated from the Massachusetts Institute of Technology where he studied mechanical engineering and entrepreneurism. We believe Mr. Dyrness is capable of making valuable contributions to the Board due to his years of experience in a Nasdaq-listed public company along with years of entrepreneurial experience, including in the biopharmaceutical industry.

Donald Griffith, CPA has served on Sonnet’s board of directors since its inception in April 2015, was Chairman of the Sonnet board from April 2015 to June 2018, and was appointed to our Board at the closing of the Merger. Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. Prior to being Financial Controller, he served as Sonnet’s Chief Executive Officer and Chief Financial Officer from April 2015 to December 2016. Before that, Mr. Griffith was the Chief Financial Officer, Director and Secretary of Oncobiologics Inc. (now Outlook Therapeutics; Nasdaq OTLK) from 2011 to 2018. Mr. Griffith has over 40 years’ experience in finance and accounting and is the founder and Partner of Stolz & Griffith, LLC, a New Jersey accounting firm. We believe Mr. Griffith is capable of making valuable contributions to the Board due to his years of experience in finance as well as in the pharmaceutical industry.

Raghu Rao has served on Sonnet’s board of directors since November 2019, and was appointed to our Board at the closing of the Merger. Mr. Rao is a serial entrepreneur, strategic business advisor and angel investor. Mr. Rao has founded, scaled and had successful exits with several high-technology companies. In his 33-year career, Mr. Rao has advised clients on the strategy and roll-out of high-profile projects, such as USA.gov, TSA Screening Gateway, Cancer.gov and other eGovernment initiatives. As the Vistage Princeton Chair, from July 2012 to March 2017, Mr. Rao ran three high-performing peer advisory boards for middle-market CEOs and business leaders of companies with total revenues exceeding $2 Billion. As the Chairman & President of InfoZen from August 1995 to July 2008, Mr. Rao has managed over $1 Billion in U.S. Federal Government contracts. Mr. Rao is a 20-year Charter Member of The Indus Entrepreneurs (TiE.org) and a 5-year patron of the Indiaspora. He has held board positions at several companies including Cellix BioSciences (Jan 2016 - Jan 2017), Paper Battery Company (Jan 2009 - Dec 2018), Kovid Group (Feb 2016 - Oct 2017) , WizNucleus (Jun 2010 - present) and InfoZen (Aug 1995 - Jul 2008). Mr. Rao is active in social entrepreneurship and community service. He co-founded the Hindu Jewish Coalition in December 2012 and Forum for Religious Freedom in March 2007 to preserve religious diversity worldwide. He has held non-profit board positions at the Infinity Foundation (New Jersey), Arsha Vidya Gurukulam (Pennsylvania) and the Family Services Agency (Maryland). Mr. Rao has an MBA in Finance from George Washington University (Dec 1991), an M.S. in Computer Science from Virginia Tech (Dec 1986), and a B.Tech. in Electrical Engineering from Indian Institute of Technology Madras (June 1984). We believe Mr. Rao is capable of making valuable contributions to the Board due to his 15 years of experience as an executive, along with 25 years of entrepreneurial experience, including in the biotech industry.

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Lori McNeill has served on our Board since September 2022 and as Chairperson of our Business Advisory Committee since September 2019. Ms. McNeill is the founder and Chief Executive Officer of McNeill Consulting, LLC since 2016, a management consulting company focused on developing leaders to be more effective and ensuring that change management initiatives are seamless. Ms. McNeill has over twenty years’ experience in the healthcare industry, thirteen of which were at Pfizer Inc., which included working as the Chief of Staff of Global Operations in the Integrated Health Business unit. From 2020 to 2021, Ms. McNeill was the Chief Operating Officer and Chairperson of the board of directors of Global PPE, Inc., a worldwide supplier of personal protective equipment and safety supplies focused on healthcare and government entities to fight the COVID-19 pandemic. She has been recognized by several institutions: Top 100 Global Women in Leadership - Global Council for the Promotion of International Trade, 2021; Changemakers Summit Award Winner, 2021; The State of Women in Leadership – Cover article for HR.com, 2020; and Pfizer International Innovation Excellence Award, 2011 and is currently Global Chairperson of Womenomics. We believe Ms. McNeill is capable of making valuable contributions to the Board due to her over 20 years of experience in the healthcare industry, including in senior leadership positions.

Board Diversity Matrix

In accordance with the recently adopted Nasdaq board diversity listing standards we are also disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors.

Board Diversity Matrix (As of August 19, 2024)

Total Number of Directors - 6

	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5	—	—
Number of Directors who identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	3	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Required Vote and Recommendation

In accordance with our bylaws and Delaware law and as further discussed in What vote is required to approve each proposal?, the election of directors requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Withheld votes and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Board of Director Composition

Our Board currently consists of six members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

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Board of Director Meetings

During our fiscal year ended September 30, 2023, (i) our Board met four times; (ii) our audit committee of the Board (the “Audit Committee”) met three times; (iii) our compensation committee of the Board (the “Compensation Committee”) met one time, and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) acted by written consent one time during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All members of our Board serving at the time attended our 2023 Annual Meeting.

Director Independence

In accordance with the listing standards of The Nasdaq Capital Market, the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Messrs. Bhatt, Dyrness and Rao, and Ms. McNeill are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of The Nasdaq Capital Market. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

Board Committees

Audit Committee

The Board has established an Audit Committee currently consisting of Messrs. Bhatt (Chairman), Dyrness and Rao. The Audit Committee’s primary functions are to oversee and review: the integrity of our consolidated financial statements and other financial information furnished by us, our compliance with legal and regulatory requirements, our systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with our Code of Business Conduct and Ethics.

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Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Market. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Mr. Rao is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Market. Our Board has adopted an Audit Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Compensation Committee

The Compensation Committee of the Board of Directors is currently composed of the following two non-employee directors: Mr. Rao (Chairman) and Mr. Dyrness. None of these Compensation Committee members was an officer or employee of the Company during the year. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Market.

The responsibilities of the Compensation Committee include overseeing the evaluation of our executive officers (including the Chief Executive Officer), determining the compensation of our executive officers, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee develops and periodically reviews compensation policies and practices applicable to executive officers, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition in terms of base salary, deferred compensation and incentive or equity-based compensation and other benefits. The Compensation Committee also administers our equity-based plans and makes recommendations to the board with respect to actions that are subject to approval of the board regarding such plans. The Compensation Committee also reviews and makes recommendations to the board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with our compensation policies and practices as contemplated by Item 402(s) of Regulation S-K.

Our Board has adopted a Compensation Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is currently composed of Messrs. Bhatt, Dyrness (Chairman) and Rao. None of these members was an officer or employee of the Company during the year. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Stock Market. The Nominating and Corporate Governance Committee nominates individuals to be elected to the Board by our stockholders. The Nominating and Corporate Governance Committee of the Board assesses potential candidates to fill perceived needs on the Board for required skills, expertise, independence and other factors.

The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered.

Our Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our Charter and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary. For more information, please see the section below titled “Stockholder Proposals.”

Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our Charter.

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Board Leadership Structure and Role in Risk Oversight

Currently, Dr. Mohan serves as our Chief Executive Officer and Chairman of the Board. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board believes the current combination of the two roles is satisfactory at present. Dr. Mohan, as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of the Company and our business. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for us at any given time.

While management is responsible for assessing and managing our risks, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and our standing Board committees. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to our culture of honesty and accountability. Our Code of Business Conduct and Ethics is publicly available on our website at https://www.sonnetbio.com/investors/corporate-governance/governance-documents. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

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Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director, and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Served as an Officer Since
Pankaj Mohan, Ph.D.	60	Chief Executive Officer, President and Chairman of the Board	2020
Jay Cross	53	Chief Financial Officer	2020
John K. Cini, Ph.D.	72	Chief Scientific Officer	2020
Susan Dexter	68	Chief Technical Officer	2020
Richard Kenney, M.D.	66	Chief Medical Officer	2021

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Pankaj Mohan, Ph.D. For Dr. Mohan’s biography, please see the section above entitled “Nominees for Election for a Term Expiring at the 2024 Annual Meeting.”

Jay Cross joined Sonnet in May 2019 and has since served as its Chief Financial Officer and Chief Business Officer, and was appointed Chief Financial Officer of the Company at the closing of the Merger. Prior to Sonnet, Mr. Cross was a Managing Director with Chardan Capital’s healthcare investment banking team from November 2015 to March 2019, where he focused on biopharmaceuticals. Prior to that, from May 2014 to June 2015, Mr. Cross served as a Director with Alere Financial Partners and from May 2011 to October 2013 as a Senior Analyst at Balyasny Asset Management. He launched his career in finance in 1999 as an associate analyst covering biotechnology on the healthcare equity research team at Hambrecht & Quist. Mr. Cross earned an M.P.H. from the Yale University School of Medicine and a B.S. in psychology from Washington & Lee University.

John K. Cini, Ph.D. co-founded Sonnet in 2015 and has since served as its Chief Scientific Officer, and was appointed Chief Scientific Officer of the Company at the closing of the Merger, where he oversees and directs the Company’s discovery and development programs. His role includes the oversight of the selection process of cancer and immune oncology targets and proof-of-concept testing. Prior to joining Sonnet, he was Vice President of Discovery and Development Sciences at Oncobiologics, Inc. from January 2011 to April 2015. Dr. Cini has successfully advanced more than 20 novel monoclonal antibody products from discovery to IND. He is the holder of several novel product and formulation patents and applications. He has also been directly involved in several successful novel biologics through early discovery research into development and manufacturing through clinical trials and commercialization. Previous positions include Executive Director at Mederex (acquired by Bristol-Myers Squibb in 2010), lead discovery scientific roles at Johnson & Johnson (Ethicon, OrthoBioTech & Pharmaceutical Research), and Bayer. Dr. Cini’s therapeutic areas of expertise in system biology include oncology, immune oncology, inflammation, osteoporosis, wound healing, surgical adhesion and cellular aging. Dr. Cini has a PhD in Biochemistry from University of North Texas.

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Susan Dexter has served as a contract consultant to Sonnet in the capacity of Chief Technical Officer since May 2019 and was appointed full-time Chief Technical Officer of the Company at the closing of the Merger on April 1, 2020. Her role at Sonnet is to manage the operations for drug development from cell line development, through cGMP manufacturing of drug substance and clinical drug product, regulatory submissions to initiate human clinical trials, and supply chain for labeling/packaging and distribution to clinical depots. All activities fall under the FDA’s Chemical Manufacturing and Controls for biological drugs (“CMC”). She is also responsible for drug supply and management of non-clinical animal studies in support of regulatory filings related to first-in-human studies. She came to Sonnet with more than thirty years of experience in biotechnology science, manufacturing and business development having been directly involved in three start-up companies and multiple M&A activities. Her expertise in CMC for biologics process development ranges from cell line development to process development through commercial manufacturing. In her role as Managing Director at Latham Biopharm Group (“LPG”) from September 2008 until the closing of the Merger, Ms. Dexter ran the Product Development service offering, managing the activities and disciplines related to pre-clinical toxicology studies and CMC-related activities including IND filings, Quality oversight of cGMP activities and other related CMC supply chain activities. She came to LBG from Xcellerex, Inc., a CDMO and developer of single use technology for bioprocessing. She was Chief Business Officer at Xcellerex from April 2004 to September 2008. Prior to Xcellerex, from July 1998 to April 2004, she was VP of Business Development at The Dow Chemical Company’s CDMO, an acquisition of Collaborative BioAlliance, facilitated by Ms. Dexter in 2000; and Assoc. Director of Business Development, at Celltech Biologics, purchased by Lonza Biologics, a biologics CDMO. She worked at Celltech/Lonza from 1986 to July 1998. Ms. Dexter holds a double major with Honors in Immunology and Marketing from American University, Washington, D.C., and certifications from Harvard University in ‘Negotiations for Lawyers’ and ‘Finance for Non-financial Managers’. She was also Professor Emeritus at University College, London, Department of Bioengineering, teaching a credited course lecture and workshop in “Project managing of a biologics facility”, to graduate, Ph.D. and post-graduate professionals, from 1999 to 2006. She has served as a non-executive board member for Sartorius Stedim Biotech since 2015, compensation committee member since 2019, and auditing committee member since 2022. In February 2023, Susan was appointed to the board of directors for a London, UK based company Virocell, a technology developer and CDMO for manufacture of viral vectors for cell and gene therapies.

Richard Kenney, M.D., has served as the Company’s Chief Medical Officer since April 2021. Dr. Kenney has more than 20 years of experience in translational-stage development of biologics, as well as the commercialization strategy and corporate management of preclinical, clinical-stage and commercialized vaccines and immunotherapies. As President of ClinReg Biologics, he has provided strategic consulting in clinical and regulatory affairs of biologics and medical monitoring and pharmacovigilance in several capacities. As such, Dr. Kenney also serves as the CMO for Public Health Vaccines’ Marburg vaccine program. He previously served as Chief Development Officer at X-VAX Technology and before that had Chief Medical Officer roles at Immune Design and Crucell Holland, where he led the clinical development and regulatory affairs groups. Dr. Kenney was a researcher/reviewer for the FDA for over six years and did post-graduate training at Duke and NIH. Dr. Kenney received a B.S. in Chemistry from George Washington University and his M.D. from Harvard Medical School.

EXECUTIVE COMPENSATION

Our Board has formed a Compensation Committee. The Compensation Committee is responsible for reviewing and approving management compensation, including salaries, bonuses, and equity compensation. We seek to provide competitive compensation arrangements that attract and retain key talent necessary to achieve our business objectives. At our 2019 annual meeting of stockholders, stockholders voted, on an advisory, non-binding basis, to approve the compensation paid to our Named Executive Officers (as defined below).

Summary Compensation Table

The following table shows the compensation awarded to or earned by each person serving as the Company’s principal executive officer during fiscal year 2023, our two most highly compensated executive officers who were serving as executive officers as of September 30, 2023, and up to two additional individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as an executive officer as of September 30, 2023. The persons listed in the following table are referred to herein as the “Named Executive Officers.”

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Pankaj Mohan, Ph.D	2023	538,998	309,924	95,724	-	78,074	1,022,720
President and Chief Executive Officer(2)	2022	559,729	218,680	144,061	-	82,923	1,005,393
John Cini, Ph.D.	2023	417,750	146,490	23,931	-	38,240	626,411
Chief Scientific Officer	2022	413,048	113,899	36,015	-	52,014	614,976
Jay Cross	2023	388,725	178,813	15,829	-	35,882	619,250
Chief Financial Officer(3)	2022	403,676	127,649	30,128	-	43,358	604,811

(1)

Represents the aggregate grant date fair value for grants made in 2023 and 2022 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

(2)

Dr. Mohan became the Chairman of Sonnet in June 2018 and the Chief Executive Officer in January 2019, and the Chairman, President and Chief Executive Officer of the Company at the closing of the Merger.

(3)	Mr. Cross became the Chief Financial Officer of Sonnet in May 2019, and the Chief Financial Officer of the Company at the closing of the Merger.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The material terms of each named executive officer’s employment agreement or arrangement are described below.

Sonnet entered into an employment agreement with Dr. Mohan on December 31, 2018, as amended (the “Mohan Agreement”), setting forth the terms of his employment as Chief Executive Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Dr. Mohan is entitled to, among other things, (i) an annual gross base salary of $490,000, (ii) eligibility for a bonus equal to 5.4% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 50% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 50% of the base salary, as determined by the Board. The employment agreement shall terminate in accordance with its terms. Pursuant to Dr. Mohan’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 18 months, (ii) a bonus equal to his performance bonus for the year in which the termination occurs, divided by 12, and then multiplied by 18, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Mohan is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 18 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

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Sonnet entered into an employment agreement with Dr. Cini on January 10, 2020, as amended (the “Cini Agreement”), setting forth the terms of his employment as Chief Scientific Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Dr. Cini is entitled to, among other things, (i) an annual gross base salary of $370,000, (ii) eligibility for a bonus equal to 1.1% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 35% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 35% of the base salary, as determined by the Board. The employment agreement shall terminate in accordance with its terms. Pursuant to Dr. Cini’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Cini is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Sonnet entered into an employment agreement with Mr. Cross on January 10, 2020 (the “Cross Agreement”), setting forth the terms of his employment as Chief Financial Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Mr. Cross is entitled to, among other things, (i) an annual gross base salary of $365,000 and (ii) eligibility for a performance-based cash bonus of up to 40% of the base salary, as determined by the Board. The employment agreement shall terminate in accordance with its terms. Pursuant to Mr. Cross’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Mr. Cross is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Other Agreements

On April 1, 2020, we entered into an employment agreement with Ms. Dexter (the “Dexter Agreement”), setting forth the terms of her employment as Chief Technical Officer. Pursuant to the employment agreement, Ms. Dexter is entitled to, among other things, (i) an annual gross base salary of $310,000 and (ii) eligibility for a performance-based cash bonus of up to 35% of the base salary, as determined by the Board. The employment agreement shall terminate in accordance with its terms. Pursuant to Ms. Dexter’s employment agreement, if she is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, she is entitled to (i) her base salary for 12 months, (ii) any performance bonus for the performance year in which her termination occurs, and (iii) if she timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date she becomes ineligible for COBRA continuation coverage. If Ms. Dexter is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, she is entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which her termination occurs, and (iii) if she timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date she becomes ineligible for COBRA continuation coverage.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock, restricted shares of common stock and common stock that has not yet vested for each named executive officer and outstanding as of September 30, 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END - 2023

	Stock Awards
Name	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Pankaj Mohan Ph.D.	3,343	(1)	9,680

John Cini, Ph.D.	843	(1)	2,420

Jay Cross	705	(2)	2,025

(1) (2)	Each restricted stock award vests 100% on January 1, 2024. Each restricted stock unit (“RSU”) award vests 100% on January 1, 2024.

Director Compensation

Non-Employee Director Compensation Policy

In connection with the Merger, the Board approved a compensation policy for its non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending board and committee meetings, this policy provides for the following cash compensation:

●	each non-employee director is entitled to receive an annual fee from us of $35,000;

●	the chair of our audit committee will receive an annual fee from us of $15,000;

●	the chair of our compensation committee will receive an annual fee from us of $10,000;

●	the chair of our nominating and corporate governance committee will receive an annual fee from us of $8,000; and

●	each non-chairperson member of the audit committee, the compensation committee and the nominating and corporate governance committee will receive annual fees from us of $7,500, $5,000 and $4,000, respectively.

Each non-employee director that joins the Board receives an initial option grant to purchase 0.080% of the Company’s fully-diluted outstanding Common Stock at the closing of the Merger, which shall vest 33% per year over three years, the first vesting date to occur on the one-year anniversary of the grant date. Each non-employee director also receives an annual option grant to purchase 0.040% of the Company’s fully-diluted outstanding Common Stock at the closing of the Merger, which shall vest 100% upon the earlier of the one-year anniversary of the grant date or the next annual stockholder meeting. Upon a change in control, as defined in the Company’s equity incentive plan, 100% of the shares underlying these options shall become vested and exercisable immediately prior to such change in control.

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Except as set forth in the table below, the non-employee directors did not receive any cash or equity compensation during fiscal year 2023:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Nailesh Bhatt(2)	54,000	3,845	-	-	57,845
Albert Dyrness(3)	55,500	3,845	-	-	59,345
Donald Griffith (4)	-	3,278	-	134,048	137,326
Raghu Rao(5)	116,500	3,845	-	-	120,345
Lori McNeill	70,000	3,845	-	-	73,845

(1)	Represents the aggregate grant date fair value for grants made in 2023 computed in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.
(2)	Mr. Bhatt holds an aggregate of 171 restricted stock units, as of September 30, 2023.
(3)	Mr. Dyrness holds an aggregate of 171 restricted stock units, as of September 30, 2023.
(4)	Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. The amounts in the table above under “All Other Compensation” represent salary and bonus earned by Mr. Griffith for the fiscal year 2023. See the description of the employment agreement with Mr. Griffith below. Mr. Griffith holds an aggregate of 146 restricted stock units, as of September 30, 2023.
(5)	Mr. Rao holds an aggregate of 171 restricted stock units, as of September 30, 2023.
(6)	Ms. McNeill holds an aggregate of 171 restricted stock units, as of September 30, 2023.

Other Agreement with a Director

Sonnet entered into an employment agreement with Mr. Griffith on January 1, 2019, setting forth the terms of his employment as Financial Controller. Pursuant to the employment agreement, Mr. Griffith is entitled to, among other things, (i) an annual prorated gross base salary of $150,000 and (ii) eligibility for a target bonus equal to 25% of gross salary earned. The employment agreement has no specific term and constitutes an at-will employment.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently composed of the following two non-employee directors: Mr. Rao (chairman) and Mr. Dyrness. None of these Compensation Committee members was an officer or employee of the Company during the year. No Compensation Committee interlocks between the Company and another entity existed.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended September 30, 2023 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2023.

2.	The Audit Committee has discussed with representatives of KPMG LLP, the Company’s independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for filing with the Securities and Exchange Commission.

Audit Committee,

Nailesh Bhatt, Chair

Albert Dyrness

Raghu Rao

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the SEC (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 9, 2024 with respect to the beneficial ownership of our common stock by the following: (i) each of our current directors; (ii) each of our named executive officers; (iii) all of our current executive officers and directors as a group; and (iv) each person known by us to own beneficially more than five percent (5%) of our outstanding shares of common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of our common stock issuable under options that are exercisable on or within 60 days after August 9, 2024 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 5,202,505 shares of common stock issued and outstanding as of August 9, 2024 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Named Executive Officers, Executive Officers and Directors:
Pankaj Mohan, Ph.D.	131,352	(1)	2.5%
Nailesh Bhatt	1,396		**
Albert Dyrness	1,316		**
Donald Griffith	468		**
Raghu Rao	47,117	(2)	**
Lori McNeill	171		**
John K. Cini, Ph.D.	1,830		**
Jay Cross	1,087		**
All current executive officers and directors as a group (10 persons)	187,094		3.6%

5% Holders
Armistice Capital, LLC	375,000	(3)	7.2%

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(*)	Unless otherwise indicated, the address is c/o Sonnet BioTherapeutics, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey, 08540.

(**)	Less than 1%.

(1)	Includes (i) 3,021 shares of common stock held by the Mohan Family Office, over which Dr. Mohan has shared power to vote and dispose with Swati Mohan, his spouse, (ii) 25 shares of common stock held individually by Pankhuri Mohan, Dr. Mohan’s child, over which Dr. Mohan has shared power to vote and dispose with Pankhuri Mohan, and (iii) 68,750 shares of common stock currently issuable upon the exercise of warrants.

(2)	Includes 31,250 shares of common stock issuable upon exercise of warrants.

(3)	Contains (i) 375,000 shares of common stock, (ii) warrants to purchase up to 27,922 shares of common stock issuable pursuant to our offering from August 2021 subject to a beneficial ownership blocker of 4.99%, (iii) Series C warrants to purchase up to 17,093 shares of common stock issued in our offering from August 2020 subject to a beneficial ownership blocker of 4.99%, and (iv) warrants to purchase up to 750,000 shares of common stock issuable pursuant to our warrant inducement from June 2024 subject to a beneficial ownership blocker of 4.99%. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Armistice Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Master Fund is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation for our principal executive officers (“PEOs”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Dr. Mohan(1)	Compensation Actually Paid to Dr. Mohan(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(4)	Net Income (Loss) (millions)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	1,022,720	508,988	622,830	415,486	8.81	(18,832,694)
2022	1,005,393	676,266	609,894	262,233	16.15	(29,721,841)

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(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Mohan (our current Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”
(2)	The dollar amounts reported in column (d) represent the average of the amounts reported for our named executive officers as a group (excluding Dr. Mohan) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Mohan) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, Jay Cross, John K. Cini, Susan Dexter and Richard Kenney, and for 2022, Jay Cross, John K. Cini, Susan Dexter and Richard Kenney.
(3)	Compensation actually paid to the named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2023		2022
Adjustments	Dr. Mohan ($)	Average Other NEOs ($)	Dr. Mohan ($)	Average Other NEOs ($)

Deduction for amounts reported under the stock awards column in the summary compensation table	(405,648)	(182,532)	(362,741)	(153,846)
ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	9,680	2,222	33,614	7,717
ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	-	-	-	-
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	-	-	-	-
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(117,764)	(27,035)	-	-
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	-	-	-	-
TOTAL ADJUSTMENTS	(513,732)	(207,344)	(329,127)	(146,129)

(4)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price per share of our common stock at the end and the beginning of the measurement period by the price per share of our common stock at the beginning of the measurement period.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

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Compensation Actually Paid and Net Income (Loss)

Compensation Actually Paid and Cumulative TSR

While we are required by SEC rules to disclose the relationship between our net income and compensation actually paid to our named executive officers, this is not a metric our Compensation Committee currently uses in evaluating our named executive officers’ compensation as we are a clinical stage, biopharmaceutical company that has not generated any revenues from the sale of products.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for named executive officers and directors, we describe below each transaction and series of similar transactions, since the beginning of fiscal year 2021, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

●	any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation”.

October 2023 Public Offering

Pankaj Mohan, our Chairman and Chief Executive Officer, purchased 34,375 shares of common stock and 68,750 warrants to purchase 68,750 shares of common stock pursuant to an underwritten public offering by the us at $1.60 per share and accompanying two warrants. The offering closed on October 27, 2023.

Raghu Rao, a director, purchased 15,625 shares of common stock and 31,250 warrants to purchase 31,250 shares of common stock pursuant to an underwritten public offering by the us at $1.60 per share and accompanying two warrants. The offering closed on October 27, 2023.

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

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Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. Under our related party transaction policy, our management will be required to submit any related person transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of copies of Forms 3, 4 and 5 furnished to us, we believe that all of our directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2023, except for the following: Form 4s that were due on December 16, 2022 were filed on December 22, 2022 for Nailesh Bhatt, Albert Dyrness, Raghu Rao, Lori McNeil, Pankaj Mohan, John Cini, Jay Cross, Susan Dexter and Rick Kenney; Form 4s that were due on January 10, 2023 were filed on February 17, 2023 for Pankaj Mohan, John Cini, Susan Dexter and Rick Kenney; and a Form 4 that was due on December 13, 2022 was filed on February 17, 2023 for Donald Griffith.

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PROPOSAL 2: TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING

RULE 5635(D), THE ISSUANCE OF MORE THAN 20% OF OUR ISSUED AND

OUTSTANDING COMMON STOCK PURSUANT TO OUR CHEF PURCHASE AGREEMENT WITH CHARDAN CAPITAL MARKETS LLC

On May 2, 2024, we entered into the Purchase Agreement and a Registration Rights Agreement (the “Registration Agreement”) with Chardan related to a “ChEF,” Chardan’s committed equity facility (the “Facility”), pursuant to which we have the right from time to time at our option to sell to Chardan up to the lesser of (i) $25,000,000 in aggregate gross purchase price of newly issued shares of our common stock, and (ii) the Exchange Cap (as defined below), subject to certain conditions and limitations set forth in the Purchase Agreement, which is attached hereto as Appendix A. We are under no obligation to sell any securities to Chardan under the Purchase Agreement.

The Facility allows us to raise primary equity capital on a periodic basis outside the context of a traditional underwritten follow-on offering. From and after the Commencement (as defined below), sales of common stock to Chardan under the Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors including, among other things, market conditions, the trading price of the common stock and determinations by us regarding the use of proceeds of such common stock.

We are submitting this Proposal 2 to you to obtain the requisite stockholder authorization in accordance with The Nasdaq Listing Rules to sell more than 20% of our issued and outstanding common stock to Chardan (as of the date we entered into the Purchase Agreement), if we so choose, as more fully described below.

Agreements with Chardan

Under the terms and subject to the conditions of the Purchase Agreement, we have the right, but not the obligation, to sell to Chardan, and Chardan is obligated to purchase up to the lesser of (i) $25,000,000 in aggregate gross purchase price of newly issued shares of our common stock, and (ii) the Exchange Cap (as defined below).

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Upon the satisfaction of the conditions to Chardan’s purchase obligation set forth in the Purchase Agreement (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”), including a registration statement registering the resale by Chardan of the shares of common stock issued to it by us under the Purchase Agreement (the “Initial Resale Registration Statement”) under the Securities Act, which we agreed to file with the SEC pursuant to the Registration Rights Agreement, is declared effective by the SEC (the date of such effectiveness, the “Effective Date”) and a final prospectus relating thereto is filed with the SEC, we will have the right, but not the obligation, from time to time at our sole discretion over the 36-month period from and after the Effective Date, to direct Chardan to purchase up to an amount of shares of common stock (the “VWAP Purchase Share Amount”) not to exceed certain limitations set forth in the Purchase Agreement (each, a “VWAP Purchase”) by delivering a written notice (a “VWAP Purchase Notice”) to Chardan after 6:00 a.m., New York City time, but prior to 9:00 a.m., New York City time on any trading day (the “Purchase Date”), so long as all shares of common stock subject to all prior VWAP Purchases and Intraday VWAP Purchases (as defined below) theretofore required to have been received by Chardan have been received by Chardan in accordance with the Purchase Agreement and certain other conditions have been satisfied. The purchase price of the shares of common stock that we elect to sell to Chardan pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of the common stock (“VWAP”) during the applicable Purchase Date on which we have timely delivered a VWAP Purchase Notice (and/or Intraday VWAP Purchase Notice (as defined below), as applicable), less a fixed 4.0% discount.

In addition to the regular VWAP Purchases described above, after the Commencement Date, we will also have the right, but not the obligation, subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, from time to time, at our sole discretion, to offer to Chardan the right to or, in certain circumstances, to direct Chardan, to purchase, on any trading day, including the same Purchase Date on which a regular VWAP Purchase is effected, up to an amount of shares of common stock (the “Intraday VWAP Purchase Share Amount”) not to exceed certain limitations set forth in the Purchase Agreement that are similar to those that apply to a regular VWAP Purchase (each, an “Intraday VWAP Purchase”), by delivering a written notice (each, an “Intraday VWAP Purchase Notice”) to Chardan prior to 3:00 p.m., New York City time, on such Purchase Date.

The Purchase Agreement provides that the number of shares of common stock issuable pursuant to any VWAP Purchase Notice (and, if applicable, the number of shares of common stock issuable pursuant to any Intraday VWAP Purchase Notice delivered on the same Purchase Date that such VWAP Purchase Notice is delivered) shall not, without Chardan’s express written agreement, exceed the lesser of: (i) the number of shares of common stock which, when aggregated with all other shares of common stock then beneficially owned by Chardan and its affiliates, would exceed the Beneficial Ownership Limitation (as defined below), (ii) the number of shares of common stock which would cause the total aggregate purchase price to be paid by Chardan in any VWAP Purchase together with, if applicable, all Intraday VWAP Purchases, made on one Purchase Date, to exceed $5,000,000, (iii) the number of shares of common stock that equals 20% of the total number (or volume) of shares of common stock traded on The Nasdaq Capital Market (or a successor Principal Market (as defined in the Purchase Agreement)) during the applicable purchase period on such Purchase Date and (iv) the VWAP Purchase Share Amount (for a VWAP Purchase) or the Intraday VWAP Purchase Share Amount (for an Intraday VWAP Purchase).

There are no restrictions on future financings, and no rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, as applicable, other than a prohibition on entering (with certain limited exceptions) into a Specified Transaction (as defined in the Purchase Agreement), as further described in the Purchase Agreement. At no time prior to the date of the Purchase Agreement has Chardan engaged in or effected, in any manner whatsoever, directly or indirectly for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the common stock or (ii) hedging transaction, which establishes a net short position with respect to the common stock that remains in effect as of the date of the Purchase Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

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The Purchase Agreement will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the Effective Date of the Initial Resale Registration Statement (such term being subject to extension by the parties to the Purchase Agreement), (ii) the date on which Chardan shall have purchased $25,000,000 of shares of our common stock pursuant to the Purchase Agreement, (iii) the date on which our common stock shall have failed to be listed or quoted on The Nasdaq Capital Market or a successor Principal Market, and (iv) the commencement of certain bankruptcy proceedings or similar transactions with respect to the Company or all or substantially all of our property.

We have the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon 10 trading days’ prior written notice to Chardan. Chardan also has the right to terminate the Purchase Agreement upon 10 trading days’ prior written notice to us, but only upon the occurrence of certain customary events as listed in the Purchase Agreement. Neither us nor Chardan may assign or transfer our rights and obligations under the Purchase Agreement or the Registration Rights Agreement.

In all instances, we may not sell shares of our common stock to Chardan under the Purchase Agreement if it would result in Chardan beneficially owning more than 4.99% of the outstanding shares of our common stock (the “Beneficial Ownership Limitation”).

The net proceeds from any sales under the Purchase Agreement will depend on the frequency with, and prices at, which the shares of common stock are sold to Chardan. We expect to use the proceeds from any sales of shares of our common stock to Chardan under the Facility, together with our existing cash and cash equivalents, for research and development, including clinical trials, working capital and general corporate purposes.

As consideration for Chardan’s commitment to purchase shares of common stock at our direction upon the terms and subject to the conditions set forth in the Purchase Agreement, (i) on the Effective Date, we paid to Chardan a non-refundable commitment fee of $100,000 (the “Initial Commitment Fee”), and (ii) prior to or on the 6-moth anniversary of the Purchase Agreement, we shall pay to Chardan a non-refundable commitment fee of $150,000. We also paid Chardan a documentation fee, consisting of $25,000 in connection with the preparation of the Purchase Agreement. Further, we agreed to reimburse Chardan for its fees and expenses (including fees and disbursements of its counsel) (i) for initial diligence and documentation related to the Facility in an amount up to $75,000, provided, however, that any amount of reimbursement exceeding $75,000 will reduce, on a dollar-for-dollar basis, the Initial Commitment Fee, and (ii) up to $20,000 per fiscal quarter during which the Facility is active and not suspended for its reasonable and documented fees and expenses related to ongoing diligence of the Company except for any quarter in which additional diligence is reasonably required because of a material amendment or restatement to the Registration Statement (as defined in the Registration Rights Agreement), in which such amount shall not exceed $25,000 per quarter, absent unusual circumstances, provided, that such amount is not to exceed $300,000 in the aggregate during the term of the Purchase Agreement.

Requirement to Seek Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement if such issuance would result in the issuance of more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the agreements related to such issuance (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue or sell to Chardan under the Purchase Agreement more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the Purchase Agreement (which is 622,168 shares, including the Commitment Shares, based on 3,112,401 shares outstanding immediately prior to the execution of the Purchase Agreement) (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price of all shares of common stock issued to Chardan under the Purchase Agreement equals or exceeds $1.79 per share which represents the lower of (A) the official closing price of our common stock on The Nasdaq Capital Market on the trading day immediately preceding the date of the Purchase Agreement and (B) the average official closing price of our common stock on The Nasdaq Capital Market for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted under applicable Nasdaq Capital Market rules to take into account the issuance of shares of common stock to Chardan for non-cash consideration as payment of the commitment fee described below so that the Exchange Cap limitation would not apply to issuances and sales of common stock under the Purchase Agreement pursuant to the rules and regulations of The Nasdaq Capital Market (the “Minimum Price”).

As of August 9, 2024, we have issued 37,654 shares of common stock under the Purchase Agreement, leaving 584,514 shares of our common stock available for issuance under the Purchase Agreement without (i) seeking stockholder approval or (ii) assuming the average price per share of such shares equals or exceeds the Minimum Price. In any event, the Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the Purchase Agreement if such issuance or sale would breach any applicable Nasdaq Capital Market rules, including the Nasdaq 20% Rule. Based on the closing sale price of our common stock as reported on The Nasdaq Capital Market on August 9, 2024, to fully utilize the amount available to us, we would need to issue a total of 33,739,968 shares of common stock to Chardan (which includes shares of common stock already issued to Chardan under the Purchase Agreement), which would be in excess of the Exchange Cap. Accordingly, in order to be able to sell to Chardan the full amount available under the Purchase Agreement, we are seeking stockholder approval to issue 20% or more of our outstanding shares as of the date we entered into the Purchase Agreement with Chardan.

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The Exchange Cap is not applicable to issuances and sales of common stock pursuant to VWAP Purchases and Intraday VWAP Purchases that we may effect pursuant to the Purchase Agreement to the extent such shares of common stock are sold in such VWAP Purchases or Intraday VWAP Purchases (as applicable) at a weighted average price (when taking into account prior purchases under the Facility) equal to or in excess of the applicable “minimum price” (as defined Nasdaq Listing Rule 5635(d)) of the common stock, calculated at the time such VWAP Purchases or Intraday VWAP Purchases (as applicable) are effected by us under the Purchase Agreement, if any, as adjusted as necessary for compliance with the rules of The Nasdaq Capital Market to take into account certain fees and expenses payable and/or reimbursable by us to Chardan. Moreover, we may not issue or sell any shares of common stock to Chardan under the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by Chardan and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 promulgated thereunder), would result in Chardan beneficially owning more than the Beneficial Ownership Limitation.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve Proposal 2, we will be unable to issue shares of common stock to Chardan pursuant to the Purchase Agreement in excess of the Exchange Cap if sold at a price less than the Minimum Price.

Effect of Approval

Upon obtaining the stockholder approval requested in this Proposal 2, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common stock to Chardan. If this Proposal 2 is approved by our stockholders, we would be able to issue more than the original Exchange Cap (or 622,168 shares, which includes the Commitment Shares and the shares of common stock already issued to Chardan under the Purchase Agreement) to Chardan under the Purchase Agreement at a price less than the Minimum Price. The maximum number of shares of common stock that we may issue would fluctuate from time to time based on the price of our common stock; however, we would seek additional stockholder approval before agreeing to any increase in the value of the shares of common stock we may issue to Chardan under the Purchase Agreement above $25.0 million. In addition, the additional shares that we could issue to Chardan will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility. Each additional share of common stock that would be issuable to Chardan would have the same rights and privileges as each share of our currently authorized common stock.

Reasons for Transaction and Effect on Current Stockholders

Our Board has determined that the Purchase Agreement with Chardan is in the best interests of the Company and our stockholders because the right to sell shares to Chardan provides us with a potential source of capital and the ability to access that capital when and as needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Chardan pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Vote Required and Recommendation of our Board

If a quorum is present, the approval of Proposal 2 requires the affirmative (“FOR”) vote of a majority of the total votes cast on Proposal 2; provided, however, that the vote of any shares of our common stock issued to Chardan pursuant to the Purchase Agreement will not be counted in determining whether or not Proposal 2 is approved. Abstentions and any other failure to submit a proxy or vote in person at the Annual Meeting, will not affect the outcome of the vote of this proposal. “Broker non-votes,” if any, will not affect the outcome of this proposal if this proposal is deemed to be “non-routine.” If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF MORE THAN 20% OF OUR ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO OUR PURCHASE AGREEMENT WITH CHARDAN CAPITAL MARKETS LLC.

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PROPOSAL 3: TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-TWELVE (1:12), AT ANY TIME PRIOR TO THE ONE- YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS

Overview

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to amend our Charter (the “Reverse Split Charter Amendment”), to authorize our Board to effect a reverse stock split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-twelve (1:12) (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Proposal 3 will constitute approval of the Reverse Split that, once authorized by the Board and affected by filing the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between 2 and 12 shares of our common stock into one share of our common stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Split, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Accordingly, stockholders are asked to approve the Reverse Split Charter Amendment set forth in Appendix B to effect the Reverse Split consistent with those terms set forth in this Proposal 3, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as its specific ratio within the range of the Approved Split Ratios. The text of Appendix B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.

If approved by the majority of the votes cast at the Annual Meeting, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon the time specified in the Reverse Split Charter Amendment as filed with the Secretary of State of the State of Delaware. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of us and our stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the Nasdaq Capital Market. On August 5, 2024, we received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market indicating that, based upon our non-compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Bid Price Requirement”), the Staff had determined to delist our securities from The Nasdaq Capital Market unless we timely request a hearing before the Nasdaq Hearings Panel (the “Panel”). The Nasdaq Listing Rules require listed securities to maintain a minimum bid price of $1.00 per share and, based upon the closing bid price of our common stock for the last 30 consecutive business days, we no longer meet this requirement. Because we effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, the Staff did not grant additional time for us to regain compliance with the Bid Price Requirement.

We fully intend to timely request a hearing before the Panel, at which hearing we will request an extension within which to evidence compliance with the Bid Price Requirement. Our request for a hearing will automatically stay any suspension or delisting action by the Staff pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing. We intend to continue to take definitive steps in an effort to evidence compliance with the Bid Price Requirement, including by effecting the Reverse Stock Split. However, there can be no assurance that the Panel will grant our request for continued listing or that we will be able to evidence compliance with the Bid Price Requirement within any extension period that may be granted by the Panel or maintain compliance with the other Nasdaq Capital Market listing requirements.

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Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from The Nasdaq Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Minimum Bid Price Requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our common stock and making it more difficult for us to raise capital.

As of August 9, 2024, our common stock closed at $0.74 per share on The Nasdaq Capital Market. The Reverse Split, if effected, would have the immediate effect of increasing the price of our common stock as reported on The Nasdaq Capital Market, therefore reducing the risk that our common stock could be delisted from The Nasdaq Capital Market.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on The Nasdaq Capital Market. Accordingly, the Board has approved resolutions proposing the Reverse Split Charter Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for approval at the Annual Meeting.

Management and the Board have considered the potential harm to us and our stockholders should The Nasdaq Capital Market delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our common stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

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Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our common stock and have the desired effect of maintaining compliance with The Nasdaq Capital Market.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including The Nasdaq Capital Market requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our common stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The proposed Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

Determination of the Ratio for the Reverse Split

If Proposal 3 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) or exceed a ratio of one-for-twelve (1:12). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of August 9, 2024, after completion of the Reverse Split, we will have between 2,601,253 and 433,542 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

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The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:2 to 1:12 Reverse Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of August 9, 2024.

After Each Reverse Split Ratio

	Current	1:2	1:5	1:10	1:12
Common Stock Authorized(1)	125,000,000	125,000,000	125,000,000	125,000,000	125,000,000
Common Stock Issued and Outstanding	5,202,505	2,601,253	1,040,501	520,251	433,542
Number of Shares of Common Stock Reserved for Issuance (2)	10,265,363	5,132,682	2,053,073	1,026,536	855,447
Number of Shares of Common Stock Authorized but Unissued and Unreserved	109,532,132	117,266,066	121,906,426	123,453,213	123,711,011
Price per share, based on the closing price of our Common Stock on August 9, 2024	$0.74	$1.48	$3.70	$7.40	$8.88

(1) The Reverse Split will not have any impact in the number of shares of common stock we are authorized to issue under our Charter.

(2) Includes (i) 10,128,103 warrants to purchase an aggregate of shares of common stock with a weighted average exercise price of $ per share, (ii) 137,259 shares of common stock underlying unvested restricted stock units and (iii) 1 share of common stock reserved for future issuance under our 2020 Omnibus Equity Incentive Plan (the “2020 Plan”).

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on The Nasdaq Capital Market under the symbol “SONN”, assuming that we are able to regain compliance with the minimum bid price requirement, although it is likely that The Nasdaq Capital Market would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the outstanding derivative securities issued by us, in accordance with the Approved Split Ratio. The adjustments to such securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

As of August 9, 2024, we had 137,259 shares of common stock underlying unvested restricted stock units, as well as 1 share of common stock available for issuance under the 2020 Plan. Pursuant to the terms of the 2020 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2020 Plan to equitably reflect the effects of the Reverse Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2020 Plan will be similarly adjusted.

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Effective Date

The proposed Reverse Split would become effective on the date of filing of the Reverse Split Charter Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 3. If the proposed Reverse Split Charter Amendment is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our common stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 3, if the Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of 1:5, if a stockholder held six shares of common stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the one share of common stock but will maintain ownership of the remaining share of common stock.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

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STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND

SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 3 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT THE REVERSE SPLIT.

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PROPOSAL 4: TO RATIFY THE APPOINTMENT OF OUR

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP as our independent registered public accounting firm to audit the financial statements of Sonnet for the fiscal year ending September 30, 2024, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as a public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by KPMG LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2023	2022
Audit Fees	$540,000	$435,000
Audit-Related Fees	$—	$—
Tax Fees	$61,565	$33,500
All Other Fees	$—	$—
Total Fees	$601,565	$468,500

Audit Fees

Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and reviews of our quarterly interim consolidated financial statements.

Audit-Related Fees

Fees related to review of registration statements, acquisition due diligence and statutory audits.

Tax Fees

Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services.

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Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by KPMG LLP during 2023 and 2022 and the fees paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining KPMG LLP’s independence and has determined that such services for fiscal years 2023 and 2022 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

Review of Financial Statements

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K.

Attendance at Annual Meeting

Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Approval Required

In accordance with our bylaws and Delaware law, approval and adoption of this Proposal 4 requires the affirmative vote of the votes cast at the Annual Meeting. Abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the Annual Meeting with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE

COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE

YEAR ENDING SEPTEMBER 30, 2024.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2025 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than April 21, 2025, which is 120 calendar days before August 19, 2025, the anniversary date of this proxy statement’s release to stockholders in connection with the Annual Meeting. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation. For our 2025 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than June 14, 2025, and no earlier than May 15, 2025, provided, however, in the event the date of the 2025 Annual Meeting of Stockholders is more than 30 days prior to or more than 70 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2025 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of 2025 Annual Meeting of Stockholders. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2025 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary, no later than July 14, 2025. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC is enclosed herewith. Upon written request to us, the exhibits set forth on the exhibit index of our Annual Report on Form 10-K may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits). Additional copies of our Annual Report on Form 10-K (including our audited financial statements) may be obtained without charge by writing to Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary or by phone at (609) 375-2227. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Pankaj Mohan, Ph.D.
Chief Executive Officer and Chairman of the Board

August 19, 2024

Princeton, New Jersey

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Appendix A

Execution Version

ChEF PURCHASE AGREEMENT

This ChEF PURCHASE AGREEMENT is made and entered into as of May 2, 2024 (together with Annex I, this “Agreement”), by and between Chardan Capital Markets LLC, a New York limited liability company (the “Investor”), and Sonnet BioTherapeutics Holdings, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations of this Agreement, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to the lesser of (i) $25.0 million (the “Total Commitment”) in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap (to the extent applicable under Section 3.3);

WHEREAS, such sales of Common Stock by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”), Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the issuances and sales of Common Stock by the Company to the Investor to be made hereunder;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (together with its exhibits, the “Registration Rights Agreement”), pursuant to which the Company shall register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), upon the terms and subject to the conditions set forth therein; and

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Investor, hereby agree as follows:

Article I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, which is hereby made a part hereof, or as otherwise set forth in this Agreement.

Article II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions and limitations of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and, in such event, the Investor shall purchase from the Company, up to the lesser of (i) the Total Commitment in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock and (ii) the Exchange Cap, to the extent applicable under Section 3.3 (such lesser number of shares of Common Stock, the “Aggregate Limit”), by the delivery to the Investor of VWAP Purchase Notices or Intraday VWAP Purchase Notices as provided in Article III, provided that all of the conditions precedent in Article VII shall have been fulfilled at the applicable times set forth in Article VII. For the avoidance of doubt, the Investor shall have no obligation to purchase any Shares unless and until a VWAP Purchase Notice or Intraday VWAP Purchase Notices is received and accepted by the Investor in accordance with the terms, and subject to the conditions and limitations, of this Agreement.

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Section 2.2. Closing Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto.

Section 2.3. Initial Public Announcements and Required Filings. The Company shall, after the Closing but not later than 8:30 a.m. (New York City time) on the first business day after the date of this Agreement, file with the Commission a Current Report on Form 8-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Investor and describing the material terms thereof and attaching as exhibits thereto copies of each of this Agreement and the Registration Rights Agreement and if applicable, any press release issued by the Company disclosing the execution of this Agreement and the Registration Rights Agreement (including all exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall use its best efforts to prepare and, within ten (10) business days following the execution of this Agreement, file with the Commission the Initial Registration Statement covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. At or before 8:30 a.m. (New York City time) on the second (2nd) Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall use its best efforts to file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto).

Article III

PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1. VWAP Purchases.

(a) Irrevocable Instructions. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its Transfer Agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), irrevocable instructions executed by the Company and acknowledged in writing by the Company’s Transfer Agent (the “Commencement Irrevocable Transfer Agent Instructions”) directing the Transfer Agent to issue in the Investor’s name in a DRS account or accounts at the Transfer Agent all Shares purchased by Investor, if and when, and in the manner in which, such Shares are purchased in accordance with this Agreement, including Section 3.1(b) below. Upon issuance pursuant to this Agreement, the Shares purchased by Investor in accordance with this Agreement shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act and the certificate or book-entry statement representing such Shares shall bear the restrictive legend set forth below in Section 10.1(iii). At the time that the Company delivers the Commencement Irrevocable Transfer Agent Instructions to the Transfer Agent, the Company shall use its commercially reasonable efforts to cause its legal counsel to deliver to the Transfer Agent a legal opinion or other letter authorizing the Transfer Agent to remove the Securities Act restrictive legends required by Section 10.1(iii) on the Shares that have been resold by the Investor in a manner described under the caption “Plan of Distribution” in the Registration Statement and otherwise in compliance with Section 4.11 of this Agreement when the Transfer Agent receives from the Investor the Transfer Agent Deliverables with respect to such resold Shares in accordance with this Section 3.1. The Company shall be responsible for the fees of its Transfer Agent and its legal counsel associated with any such legend removals.

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(b) Purchase Notices. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice (with a copy to the Transfer Agent), in substantially the form attached hereto as Exhibit D, after 6:00 a.m., New York City time, but prior to 9:00 a.m., New York City time, on a VWAP Purchase Date, to purchase the applicable VWAP Purchase Share Amount, at the applicable VWAP Purchase Price therefor on such VWAP Purchase Date in accordance with this Agreement (each such purchase, a “VWAP Purchase”); provided, that, (i) for the first VWAP Purchase Notice and (ii) in the event that no VWAP Purchase Notice has been delivered for a period of fourteen (14) consecutive business days, such VWAP Purchase Notices shall be delivered by the Company no later than forty-eight 48 hours prior to the VWAP Purchase Date for such VWAP Purchase Notice. If the Company timely delivers a VWAP Purchase Notice to the Investor in accordance with the foregoing sentence and such VWAP Purchase Notice specifies a Target Number, then the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Intraday VWAP Purchase Notice (with a copy to the Transfer Agent), in substantially the form attached hereto as Exhibit E, to purchase during the Intraday VWAP Purchase Period the applicable Intraday VWAP Purchase Share Amount, at the applicable VWAP Purchase Price, on such VWAP Purchase Date in accordance with this Agreement (each such purchase, an “Intraday VWAP Purchase”). During a Trading Day, if the Company did not previously timely deliver a VWAP Purchase Notice on such Trading Day in accordance with this Section 3.1(b), then, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company may submit an Intraday VWAP Purchase Notice to the Investor; if the Investor accepts such Intraday VWAP Notice (which it may or may not do so in its sole discretion), the Investor shall purchase up to the Intraday VWAP Purchase Share Amount as specified in such Intraday VWAP Purchase Notice, at the applicable VWAP Purchase Price, on such VWAP Purchase Date and the Company’s obligation to deliver the Shares that are the subject of such Intraday VWAP Purchase Notice shall be binding; provided that if the Investor does not accept such Intraday VWAP Purchase Notice, then such Intraday VWAP Purchase Notice shall be null and void. The Company may timely deliver a VWAP Purchase Notice to the Investor as often as every Trading Day (and may deliver a single Intraday VWAP Purchase Notice in any given day, as specified in the previous two sentences or as specified further below in this Section 3.1(b)), so long as all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases theretofore required to have been received by the Investor on a timely basis (as set forth in Section 3.2 of this Agreement) have been received by the Investor in accordance with this Agreement. Upon receipt of a VWAP Purchase Notice prepared and delivered by the Company prior to 9:00 a.m., New York City time, the Investor must notify the Company of its receipt of such VWAP Purchase Notice (email being sufficient) (the “Acknowledgement Receipt”) by 9:30 a.m., New York City time, on the applicable VWAP Purchase Date. In the event the Company does not receive an Acknowledgement Receipt by 9:30 a.m., New York City time, on the applicable VWAP Purchase Date for such VWAP Purchase, the Company must reforward the previously delivered VWAP Purchase Notice to the Investor (email being sufficient) by 10:00 a.m., New York City time. The Investor must also deliver to the Company an Acknowledgement Receipt to indicate its acceptance of any VWAP Purchase Notice delivered by the Company after 9:00 a.m., New York City time. If the VWAP Purchase Termination Time occurs prior to 3:00 p.m., New York City time, on the applicable VWAP Purchase Date and the Company has delivered to the Investor an Intraday VWAP Purchase Notice prior to 3:00 p.m., New York City time, on such VWAP Purchase Date, the Investor shall be obligated to purchase, during the Intraday VWAP Purchase Period, the Intraday VWAP Purchase Share Amount; provided that the Investor will not be obligated to purchase the Intraday VWAP Purchase Share Amount to the extent that such Intraday VWAP Purchase Share Amount, when aggregated with the Shares purchased pursuant to the VWAP Purchase Notice applicable to such VWAP Purchase Date would exceed the VWAP Purchase Commitment Amount. If the VWAP Purchase Share Amount (together with the Intraday VWAP Purchase Share Amount) on any Trading Day exceeds the VWAP Purchase Commitment Amount applicable to that Trading Day, the Investor may, in its sole discretion, purchase any amount of Shares that is not less than the VWAP Purchase Commitment Amount and not more than the sum of the VWAP Purchase Share Amount and the Intraday VWAP Purchase Share Amount for such Trading Day. For the avoidance of doubt, the Investor shall not be required to purchase any amount of Shares that is more than the VWAP Purchase Commitment Amount for such Trading Day, and the Investor’s commitment to purchase Shares is subject to the other conditions and limitations provided in this Agreement.

(c) Written Confirmation. At or prior to 5:30 p.m., New York City time, on the VWAP Purchase Date for each VWAP Purchase and each Intraday VWAP Purchase, if applicable, the Investor shall provide to the Company and the Transfer Agent a written confirmation for such VWAP Purchase or Intraday VWAP Purchase (i) confirming that the Investor’s representations, warranties and covenants set forth in Section 4.11 of this Agreement are true and correct as of such VWAP Purchase Date, and (ii) setting forth the applicable VWAP Purchase Price, the total number of Shares being purchased by the Investor in such VWAP Purchase or Intraday VWAP Purchase, the total aggregate VWAP Purchase Price to be paid by the Investor for such VWAP Purchase or Intraday VWAP Purchase, the VWAP Purchase Period and (if applicable) the Intraday VWAP Purchase Period, and, if the Investor is purchasing a number of Shares less than the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount, the Investor’s calculation of the VWAP Purchase Commitment Amount.

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(d) Alternative Share Delivery. If the Investor has resold Shares in a manner described under the caption “Plan of Distribution” in the Registration Statement and otherwise in compliance with Section 4.11 of this Agreement prior to the delivery by the Investor to the Company of the written confirmation described in Section 3.1(c) above, the Investor shall concurrently with the delivery by the Investor to the Company of the written confirmation described in Section 3.1(c) above (i) send a confirmation to the Transfer Agent setting forth the number of such Shares that have been so resold and the date of such resales (such confirmation, the “Transfer Agent Confirmation”) and (ii) deliver to the Transfer Agent the items set forth in clause (b) of the definition of DWAC Shares with respect to such resold Shares (collectively, the “Transfer Agent Deliverables”). With respect to Shares resold by the Investor as described in the preceding sentence and as to which the Investor has timely delivered the Transfer Agent Deliverables with respect to such resold Shares, in lieu of delivering such resold Shares to the Investor in accordance with Section 3.2, such Shares shall be delivered and credited by the Transfer Agent using the Fast Automated Securities Transfer (FAST) Program maintained by DTC (or any similar program hereafter adopted by DTC performing substantially the same function) to the account with DTC of the Investor’s designated Broker-Dealer as specified in the Transfer Agent Deliverables with respect to such resold Shares at the time such Shares would otherwise have been required to be delivered to the Investor in accordance with Section 3.2, which Shares (x) shall only be used by the Investor’s Broker-Dealer to deliver such Shares to DTC for the purpose of settling the Investor’s share delivery obligations with respect to the sale of such Shares, which may include delivery to other accounts of such Broker-Dealer and inclusion in the number of Shares delivered by that Broker-Dealer in “net settling” that Broker-Dealer’s trading of shares of the Company’s Common Stock, including its positions with the Broker-Dealers of the respective persons who purchase such Shares from the Investor, and (y) shall remain “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act until so delivered. The Company and the Investor acknowledge that, if and when the Investor has (i) resold Shares in a manner described under the caption “Plan of Distribution” in the Registration Statement and otherwise in compliance with Section 4.11 of this Agreement and (ii) timely delivered the Transfer Agent Deliverables with respect to such resold Shares, the Transfer Agent shall cause such resold Shares (as applicable) to be subsequently credited using the Fast Automated Securities Transfer (FAST) Program maintained by DTC (or any similar program hereafter adopted by DTC performing substantially the same function) to the account with DTC of the Investor’s designated Broker-Dealer as specified in the Transfer Agent Deliverables with respect to such resold Shares, which Shares (x) shall only be used by the Investor’s Broker-Dealer to deliver such resold Shares (as applicable) to DTC for the purpose of settling the Investor’s share delivery obligations with respect to the sale of such Shares, which may include delivery to other accounts of such Broker-Dealer and inclusion in the number of Shares delivered by that Broker-Dealer in “net settling” that Broker-Dealer’s trading of shares of the Company’s Common Stock, including its positions with the Broker-Dealers of the respective persons who purchase such Shares from the Investor, and (y) shall remain “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act until so delivered. The Company and the Investor acknowledge that such resold Shares credited to the account with DTC of the Investor’s designated Broker-Dealer shall be eligible for transfer to the third-party purchasers of such Shares or their respective Broker-Dealers as DWAC Shares.

(e) Suspension of Purchase Notices. If the Investor has (i) resold Shares in a manner described under the caption “Plan of Distribution” in the Registration Statement and otherwise in compliance with Section 4.11 of this Agreement and (ii) timely delivered the Transfer Agent Deliverables with respect to such resold Shares, and such Shares have not been delivered and credited by the Transfer Agent as required by Section 3.1(d), then the Investor may in its sole discretion return such Shares to the Company and the Company shall immediately return any VWAP Purchase Amount that the Investor has paid for any Shares held by the Investor at the time of the disclosure of material, non-public information and the Company’s right to deliver a subsequent VWAP Purchase Notice or Intraday VWAP Purchase Notice to the Investor pursuant to Section 3.1(b) shall be suspended until such time as (a) such Shares have been delivered and credited by the Transfer Agent as required by Section 3.1(d) or (b) the Company has returned the VWAP Purchase Amount to the Investor for such Shares, as applicable. In the event that the Company’s right to deliver a VWAP Purchase Notice or Intraday VWAP Purchase Notice to the Investor has been suspended pursuant to this Section 3.1(e), the Investor shall provide to the Company written notice of such suspension.

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Section 3.2. Payment and Settlement. The Shares purchased by the Investor in an applicable VWAP Purchase or Intraday VWAP Purchase shall be delivered to the Investor not later than 1:00 p.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Date for such VWAP Purchase or Intraday VWAP Purchase (the “VWAP Purchase Share Delivery Date”). The Company acknowledges and agrees that it may not deliver any additional VWAP Purchase Notices to the Investor until all such Shares subject to any previous VWAP Purchases or Intraday VWAP Purchase – other than those to be delivered pursuant to a VWAP Purchase Notice delivered on the same Trading Day or a VWAP Purchase Notice or an Intraday VWAP Purchase Notice delivered on the immediately preceding Trading Day — have been received by the Investor or its designated Broker-Dealer in accordance with this Agreement. For each VWAP Purchase or Intraday VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (a) the total number of Shares purchased by the Investor in such VWAP Purchase or Intraday VWAP Purchase and (b) the applicable VWAP Purchase Price for such Shares (the “VWAP Purchase Amount”), as full payment for such Shares purchased by the Investor in such VWAP Purchase or Intraday VWAP Purchase, via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Share Delivery Date for such VWAP Purchase or Intraday VWAP Purchase, provided the Investor shall have timely received all of such Shares purchased by the Investor in such VWAP Purchase or Intraday VWAP Purchase on such VWAP Purchase Share Delivery Date in accordance with the first sentence of this Section 3.2, or, if any of such Shares are received by the Investor after 1:00 p.m., New York City time, then the Company’s receipt of such funds in its designated account may occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares, but not later than 5:00 p.m., New York City time, on such next Trading Day. If the Company or the Transfer Agent shall fail for any reason to (i) deliver to the Investor any Shares purchased by the Investor in a VWAP Purchase or Intraday VWAP Purchase prior to 10:30 a.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Share Delivery Date for such VWAP Purchase or Intraday VWAP Purchase, or (ii) deliver and credit Shares to the account of the Investor’s designated Broker-Dealer on the Trading Day on which such Shares were required to have been delivered pursuant to Section 3.1(d), and in the manner in which such Shares were required to have been delivered pursuant to Section 3.1(d), and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock (the “Cover Shares”) to deliver in satisfaction of any sales by the Investor of such Shares that the Investor anticipated receiving from the Company on such VWAP Purchase Share Delivery Date in respect of such VWAP Purchase or Intraday VWAP Purchase or such Shares that were required to have been delivered pursuant to Section 3.1(d) (as applicable), then the Company shall, within one (1) Trading Day after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price paid or, if not yet paid, required to be paid by the Investor pursuant to this Agreement for all of the Shares purchased by the Investor in such VWAP Purchase or Intraday VWAP Purchase or such Shares that were resold by the Investor in the manner described in clause (a) of the definition of DWAC Shares; provided that, to the extent the Investor borrows any shares of Common Stock through any securities lending or similar arrangement (“Borrowed Shares”) instead of purchasing such shares as Cover Shares, the Company shall promptly honor its obligation to deliver to the Investor such Shares and pay cash to the Investor in an amount equal to any securities lending or related fees related to the borrowings of such Borrowed Shares. The Company shall not issue any fraction of a share of Common Stock to the Investor in connection with any VWAP Purchase or Intraday VWAP Purchase effected pursuant to this Agreement. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement.

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Section 3.3. Compliance with Rules of Principal Market.

(a) Exchange Cap. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of Registrable Shares that would be issued pursuant to this Agreement and the transactions contemplated by the Transaction Documents would exceed 622,168 shares of Common Stock (representing 19.99% of the voting power or number of shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Transaction Documents under applicable rules of the Principal Market (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market or such approval is not required in accordance with the applicable rules of the Principal Market or otherwise. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock pursuant to this Agreement; provided, that if such stockholder approval is not obtained, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated by the Transaction Documents at all times during the term of this Agreement (except as set forth in Section 3.3(b)). The Investor shall not have the right or obligation to purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock held by the Investor immediately following such purchase will cause the Investor to have beneficial ownership of more than the number of shares of Common Stock representing 19.99% of the voting power or number of shares of Common Stock issued and outstanding immediately prior to such purchase, unless the Company’s stockholders have approved such purchase of Common Stock in accordance with the applicable rules of the Principal Market or such approval is not required in accordance with the applicable rules of the Principal Market or otherwise.

(b) At Market Transaction. Notwithstanding Section 3.3(a) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated by the Transaction Documents, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated by the Transaction Documents at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 3.3(a) is obtained or not required. The parties acknowledge and agree that the Minimum Price used to determine the Base Price hereunder represents the lower of (i) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the date of this Agreement and (ii) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on the date of this Agreement.

(c) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would or could reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules of the Principal Market. The provisions of this Section 3.3 shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.3 unless necessary to properly give effect to the limitations contained in this Section 3.3. Upon delivery of any VWAP Purchase Notice or Intraday VWAP Purchase Notice to the Investor, the Company shall also deliver a copy of such notice to the Transfer Agent for informational purposes only. For the avoidance of doubt, the Transfer Agent shall not issue any shares of Common Stock pursuant to a VWAP Purchase Notice or Intraday VWAP Purchase Notice except pursuant to a written confirmation delivered by the Investor to the Company and the Transfer Agent containing the information set forth in Section 3.1(c).

Section 3.4. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its affiliates (on an aggregated basis) of more than 4.99% of the outstanding voting power or shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than the next business day on which the Transfer Agent is open for business) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.4 and the application of this Section 3.4. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.4 shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 unless necessary to properly give effect to the limitations contained in this Section 3.4.

Section 3.5. Post-Effective Amendment Period. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not deliver any VWAP Purchase Notices or Intraday VWAP Purchase Notices to the Investor during the Post-Effective Amendment Period and shall comply with the notification provisions regarding amendments to the Registration Statement under the Registration Rights Agreement.

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Article IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1. Organization and Standing of the Investor. The Investor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of New York.

Section 4.2. Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into this Agreement and the Registration Rights Agreement and to purchase or acquire the Shares in accordance with the terms hereof. The execution and delivery by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the purchase or acquisition of Shares contemplated hereby have been duly authorized by all necessary action on the part of the Investor, and no further consent or authorization of the Investor or its sole member is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the purchase or acquisition of Shares contemplated hereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into this Agreement and the Registration Rights Agreement and to purchase or acquire the Shares in accordance with the terms hereof. The Investor is not required under any applicable federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform this Agreement and the Registration Rights Agreement or to purchase or acquire the Shares in accordance with the terms hereof, other than as may be required by FINRA; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the representations and warranties of the Company and the compliance by the Company with the conditions, covenants and agreements of the Company in the Transaction Documents.

Section 4.4. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.5. Reliance on Exemptions. The Investor understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations and warranties of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

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Section 4.6. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Shares involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Shares. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Shares. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to this Agreement and the Registration Rights Agreement). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the purchase or acquisition of Shares contemplated by this Agreement.

Section 4.7. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

Section 4.8. No General Solicitation. The Investor is not purchasing or acquiring the Shares as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

Section 4.9. No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock that remains in effect as of the date of this Agreement.

Section 4.10. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.11. Resales of Shares. The Investor represents, warrants and covenants that it will resell any Shares only pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, or in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations.

Article V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations, warranties and covenants to the Investor:

Section 5.1. Organization, Good Standing and Power. The Company and each of its Subsidiaries are duly organized, validly existing and in good standing (to the extent such concept is available) under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Commission Documents, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated by the Transaction Documents (a “Material Adverse Effect”).

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Section 5.2. Subsidiaries. Each Subsidiary has been duly formed or organized, is validly existing under the applicable laws of its jurisdiction of incorporation or organization and has the organizational power and authority to own, lease and operate its assets and properties and to conduct its business as it is now being conducted. Each of the Company’s Subsidiaries is duly licensed or qualified and in good standing (or equivalent status as applicable) as a foreign corporation (or other entity, if applicable) in each jurisdiction in which the assets owned or leased by it or the character of its activities require it to be licensed or qualified or in good standing (or equivalent status as applicable), except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Disclosure Documents, the Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.

Section 5.3. Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its stockholders is required, except for the approval of the Company’s stockholders for issuances of Shares in excess of the Exchange Cap. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.4. Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the Disclosure Documents as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in the Disclosure Documents, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Disclosure Documents, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Disclosure Documents, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Disclosure Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s Certification of Incorporation as in effect on the Closing Date (the “Charter”), and the Company’s Bylaws as in effect on the Closing Date (the “Bylaws”).

Section 5.5. Issuance of Shares. The Shares to be issued under this Agreement have been, duly and validly authorized by all necessary corporate action on the part of the Company. The Shares, if and when issued and sold to the Investor against payment therefor in accordance with this Agreement, shall be, validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Stock. At or prior to Commencement, the Company shall have duly authorized and reserved a number of shares of Common Stock equal to the Exchange Cap for issuance and sale as Shares to the Investor.

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Section 5.6. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Charter or Bylaws, (ii) conflict with or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries, or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including federal and state securities laws and regulations and the rules and regulations of the Principal Market or applicable Principal Market), except, in the case of clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act, any applicable state securities laws and applicable rules of the Principal Market, the Company is not required under any federal, state or local rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (including, without limitation, the Principal Market) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or to issue the Registrable Shares to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

Section 5.7. Disclosure Documents, Financial Statements; Internal Controls Over Financial Reporting; Accountants.

(a) The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all filings required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the date of this Agreement, no Subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date, each Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing).

(b) Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each VWAP Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement, when taken together, on its date and on each VWAP Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The statistical, demographic and market-related data included in the Registration Statement and Prospectus are based on or derived from sources that are reliable and accurate.

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(c) Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission on or after the Closing Date and incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it.

(d) The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Closing Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR. There are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(e) The consolidated financial statements of the Company included or incorporated by reference in the Commission Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its then consolidated subsidiaries as of the dates indicated, and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and its then consolidated subsidiaries for the periods specified and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis. The summary consolidated financial data included or incorporated by reference in the Commission Documents present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Commission Documents, as of and at the dates indicated. Any pro forma condensed combined financial statements and the pro forma combined financial statements and any other pro forma financial statements or data with respect to any entity to be acquired by the Company (each, an “Acquired Entity”) included or incorporated by reference in the Commission Documents comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. To the knowledge of the Company, the historical financial statements of any Acquired Entity, together with the related notes thereto, included in the Registration Statement and the Prospectus after the date hereof, will fairly present the financial position of such Acquired Entity at the respective dates indicated and the results of operations of such Acquired Entity for the respective periods indicated, in each case in accordance with GAAP consistently applied throughout such periods.

(f) The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Commission Documents, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Disclosure Documents that are not included or incorporated by reference as required. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in Commission Documents which are required to be described in the Commission Documents. All disclosures contained or incorporated by reference in the Disclosure Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included in the Commission Documents fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Commission Documents has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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(g) KMPG, LLP, (“KPMG”), independent public accountants for the Company, whose report on the consolidated financial statements of the Company as of and for the years ended September 30, 2023 and 2022 is included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, are and, during the periods covered by their report, were an independent public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, KPMG is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(h) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company and the Subsidiaries maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company and the Subsidiaries maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

Section 5.8. No Material Adverse Effect; Absence of Certain Changes. Since the date of the latest audited financial statements included in the Registration Statement or the Prospectus, there has not been (i) any Material Adverse Effect or the occurrence of any development that could reasonably be expected to result in a Material Adverse Effect, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock (other than (A) the grant of additional awards under the Company’s existing equity incentive plans, (B) changes in the number of outstanding Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof, (C) as described in a proxy statement filed on Schedule 14A or a Registration Statement on Form S-4, or (D) otherwise publicly announced on a Form 8-K or Company press release) or outstanding long-term indebtedness of the Company or any of its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Disclosure Documents (including any document deemed incorporated by reference therein).

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Section 5.9. No Material Defaults. Neither the Company nor any of its Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is (i) in violation of its Charter or Bylaws or other organizational documents; or (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject, except, in the case of clause (ii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.10. No Preferential Rights. Except as set forth in the Disclosure Documents or provided hereunder, (i) no Person, has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter, agent or financial advisor to the Company in connection with the offer and sale of the Common Stock or to receive a fee with respect thereto, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Registrable Shares as contemplated thereby or otherwise.

Section 5.11. Material Contracts. Neither the Company nor any of its Subsidiaries is in material breach of or default in any respect under the terms of any Material Contract and, to the knowledge of the Company, as of the date hereof, no other party to any Material Contract is in material breach of or default under the terms of any Material Contract. Each agreement between the Company and a third party is in full force and effect and is a valid and binding obligation of the Company or the Subsidiary of the Company that is party thereto and, to the knowledge of the Company, is a valid and binding obligation of each other party thereto. The Company has not received any written notice of the intention of any other party to a Material Contract to terminate for default, convenience or otherwise, or not renew, any Material Contract.

Section 5.12. Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code or any similar federal or state bankruptcy law or law for the relief of debtors, nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any other federal or state bankruptcy law or any law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due. All of the Company’s outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments through such date were as set forth in the Disclosure Documents as of the dates reflected therein. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of $100,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. There is no existing or continuing default or event of default in respect of any Indebtedness of the Company or any of its Subsidiaries.

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Section 5.13. Real Property; Intellectual Property.

(a) Except as set forth in the Disclosure Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Commission Documents as being owned by them, in each case free and clear of all liens, encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Any real or personal property described in the Commission Documents as being leased by the Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those matters that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and its Subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Disclosure Documents or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or its Subsidiaries has received from any Governmental Authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(b) Except as disclosed in the Disclosure Documents, the Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. Except as disclosed in the Disclosure Documents (i) there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the Commission Documents as being owned by or licensed to the Company; and (vii) the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (i)-(vii) above, for any such rights infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have taken commercially reasonable efforts to maintain the confidentiality of all material trade secrets and other material confidential information of the Company and its Subsidiaries and any confidential information owned by any Person to whom the Company or any of its Subsidiaries has a written confidentiality obligation.

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Section 5.14. Actions Pending. Except as disclosed in the Disclosure Documents, there are no actions, suits or proceedings by or before any Governmental Authority or legal proceedings pending, nor, to the Company’s knowledge, any audits or investigations by or before any Governmental Authority to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and, to the Company’s knowledge, no such legal proceedings, actions, suits, proceedings, audits or investigations are threatened or contemplated by any Governmental Authority or threatened by others; and (i) there are no current or pending audits or investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Securities Act to be described in the Disclosure Documents that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Disclosure Documents that are not so filed.

Section 5.15. Compliance with Laws. The Company and each of its Subsidiaries are in compliance with all applicable laws, regulations and statutes (including all Environmental Laws and regulations) in the jurisdictions in which it carries on business (“Applicable Laws”), except where failure to be so in compliance, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; neither the Company or any of its Subsidiaries has received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations and statutes, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would reasonably be expected to materially adversely affect the business of the Company or the business or legal environment under which the Company or any of its Subsidiaries operates. Each of the Company and its Subsidiaries: (A) has not received any notice of non-compliance, adverse finding, warning letter, untitled letter or other correspondence or notice from any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (B) does not know of, nor has any reasonable grounds to suspect, any facts that could give rise to a notice of non-compliance with any such Applicable Laws; (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action, except in the case of each of (A) through (G) above, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.16. Certain Fees. Neither the Company nor any of its Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.

Section 5.17. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or would reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Registrable Shares under the Registration Statement.

Section 5.18. Broker/Dealer Relationships. Neither the Company nor any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

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Section 5.19. Accounting Controls and Disclosure Controls. The Company makes and keeps accurate books and records. The Company and each of its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Disclosure Documents). The Company is not aware of any fraud, whether or not material, that involves management or other employees of the Company. Since the date of the latest audited financial statements of the Company included in the Disclosure Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Disclosure Documents). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. The Company’s auditors and the Audit Committee of the board of directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

Section 5.20. Permits. Except as disclosed in the Disclosure Documents, the Company and its Subsidiaries have made all filings, applications and submissions required by, and possesses and is operating in compliance with, all approvals, licenses, certificates, certifications, clearances, consents, grants, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign Governmental Authority necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Commission Documents (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure to be in compliance would not have a Material Adverse Effect; all of the Permits are valid and in full force and effect, except where any invalidity, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

Section 5.21. Environmental Compliance. Except as set forth in the Disclosure Documents, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received any notice or communication from any Governmental Authority or any other Person regarding any actual, alleged or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply, failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 5.22. No Improper Practices. (i) Neither the Company nor the Subsidiaries, nor any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable law or of the character required to be disclosed in the Disclosure Documents; (ii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Disclosure Documents that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or the Subsidiaries or any affiliate of them, on the one hand, and the directors, officers, or stockholders of the Company or any Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Disclosure Documents that is not so described; (iv) except as described in the Disclosure Documents, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or the Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or the Subsidiaries or any of their respective products or services, and, (vi) neither the Company nor the Subsidiaries nor any director, officer or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient, or securing any improper advantage; or (C) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any Anti-Corruption Laws.

Section 5.23. AML Compliance. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

Section 5.24. OFAC. Neither the Company nor any of its Subsidiaries (collectively, the “Entity”), nor any director, officer, any employee, agent, affiliate or representative of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Russia, Cuba, Iran, North Korea, Sudan and Syria (the “Sanctioned Countries”)). The Entity will not, directly or indirectly, use the proceeds from the sale of Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the transactions contemplated by the Transaction Documents, whether as underwriter, advisor, investor or otherwise). The Entity has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

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Section 5.25. Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Disclosure Documents which have not been described as required.

Section 5.26. Transactions with Affiliates. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, trustees, managers, stockholders, partners, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which would be required by the Securities Act or the Exchange Act to be disclosed in the Disclosure Documents, which is not so disclosed.

Section 5.27. Labor Disputes. None of the Company nor any of its Subsidiaries is bound by or subject to any collective bargaining or similar agreement with any labor union, and, to the knowledge of the Company, none of the employees, representatives or agents of the Company or any of its Subsidiaries is represented by any labor union. The Company and its Subsidiaries have complied with all employment laws applicable to employees of the Company and its Subsidiaries, except where non-compliance with any such employment laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

Section 5.28. Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.29. Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.30. Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Disclosure Documents will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Section 5.31. Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Disclosure Documents, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 5.32. ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the minimum funding standards in Section 412 of the Code have been satisfied and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions; no litigation or governmental administrative proceeding, audit or other proceeding (other than those relating to routine claims for benefits) is pending or, to the knowledge of the Company, threatened with respect to any material employee benefit plan or any fiduciary or service provider thereof and, to the knowledge of the Company, there is no reasonable basis for any such litigation or proceeding.

Section 5.33. Stock Transfer Taxes. All stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Registrable Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

Section 5.34. Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their business and as is customary for companies engaged in similar businesses in similar industries.

Section 5.35. Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Registrable Shares in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D.

Section 5.36. No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Registrable Shares.

Section 5.37. No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Registrable Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Registrable Shares under the Securities Act or cause the offering of any of the Shares to be integrated with other offerings.

Section 5.38. Dilutive Effect. The Company is aware and acknowledges that issuance of the Registrable Shares could cause dilution to existing stockholders and could significantly increase the outstanding number of shares of Common Stock. The Company further acknowledges that its obligation to issue the Shares to be purchased by the Investor pursuant to a VWAP Purchase or Intraday VWAP Purchase is, upon the Company’s delivery to the Investor of a VWAP Purchase Notice for a VWAP Purchase or an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase in accordance with this Agreement, absolute and unconditional following the delivery of such VWAP Purchase Notice or Intraday VWAP Purchase Notice to the Investor, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 5.39. Manipulation of Price. Neither the Company nor any of its officers, directors or its Affiliates has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Registrable Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Registrable Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or its Affiliates will during the term of this Agreement, and, to the knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

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Section 5.40. Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received any notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market or any notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market that the Company has not appealed or responded to within the requisite time period.

Section 5.41. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter or the laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Registrable Shares and the Investor’s ownership of the Registrable Shares.

Section 5.42. Information Technology; Compliance with Data Privacy Laws.

(a) The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company as currently conducted, and, to the Company’s knowledge, are free and clear of all bugs, errors, viruses, Trojan horses, trap doors, time bombs, and any other malware.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have implemented and maintain commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards designed to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of their IT Systems and data, including all “Personal Data” (defined below) and all sensitive, confidential or regulated data (“Confidential Data”) used in connection with their businesses. “Personal Data” means (A) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (B) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (C) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (D) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); (E) any “personal information” as defined by the California Consumer Privacy Act (“CCPA”); and (F) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (x) to the knowledge of the Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to their IT Systems or Personal Data maintained or processed by the Company, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same and (y) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, external policies and contractual obligations relating to the privacy and security of their IT Systems, Confidential Data, and Personal Data (collectively, “Privacy Laws”) and to the protection of such IT Systems, Confidential Data, and Personal Data from unauthorized use, access, misappropriation or modification.

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(c) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) to the extent required by applicable Privacy Laws, the Company has in place commercially reasonable policies and procedures relating to data privacy and security and the collection, storage, use, processing, disclosure, handling, and analysis of Personal Data and Confidential Data (the “Policies”); (ii) the Company has made disclosures to users or customers to the extent required by applicable Privacy Laws, and none of such disclosures made or contained in any Policy have been inaccurate or in violation of any applicable Privacy Laws; (iii) neither the Company nor any Subsidiary has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any applicable Privacy Laws, and there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any applicable Privacy Laws.

Section 5.43. Acknowledgement Regarding Investor’s Acquisition of Shares; Affiliate Relationships. The Company acknowledges and agrees, to the fullest extent permitted by law, that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated by the Transaction Documents. The Company further acknowledges that the Investor will be deemed to be a statutory “underwriter” with respect to the transactions contemplated by the Transaction Documents in accordance with interpretive positions of the Commission and the Investor is a “trader” that is registered with the Commission as a broker-dealer under Section 15(a) of the Securities Exchange Act of 1934. The Company further acknowledges that the Investor and its representatives are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity, except as noted above) with respect to this Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Shares. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company and its representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV. Affiliates of the Investor engage in a wide range of activities for their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, merchant banking, equity and fixed income sales, trading and research, derivatives, foreign exchange, futures, asset management, custody, clearance and securities lending. In the course of its business, affiliates of Investor may, directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to debt or equity securities and/or bank debt of, and/or derivative products relating to, the Company. Any such position will be created, and maintained, independently of the position Investor takes in the Company, and Investor. In addition, at any given time affiliates of Investor may have been and/or be engaged by one or more entities that may be competitors with, or otherwise adverse to, the Company in matters unrelated to the transactions contemplated by the Transaction Documents, and affiliates of Investor may have or may in the future provide investment banking or other services to the Company in matters unrelated to the transactions contemplated by the Transaction Documents. Activities of any of Investor’s affiliates performed on behalf of the Company may give rise to actual or apparent conflicts of interest given Investor’s potentially competing interests with those of the Company. The Company expressly acknowledges the benefits it receives from Investor’s participation in the transactions contemplated by the Transaction Documents, on the one hand, and Investor’s affiliates’ activities, if any, on behalf of the Company unrelated to the transactions contemplated by the Transaction Documents, on the other hand, and understands the conflict or potential conflict of interest that may arise in this regard, and has consulted with such independent advisors as it deems appropriate in order to understand and assess the risks associated with these potential conflicts of interest. Consistent with applicable legal and regulatory requirements, applicable affiliates of the Investor have adopted policies and procedures to establish and maintain the independence of their research departments and personnel from their investment banking groups and Investor. As a result, research analysts employed by affiliates of the Investor may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company or the transactions contemplated by the Transaction Documents that differ from the views of Investor.

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Section 5.44. Regulatory Filings. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and except as disclosed in the Disclosure Documents, neither the Company nor any of its Subsidiaries has failed to file with the applicable Governmental Authorities (including, without limitation, the FDA, or any foreign, federal, state, provincial or local Governmental Authority performing functions similar to those performed by the FDA), any required filing, declaration, listing, registration, report or submission, except for such failures that, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; except as disclosed in the Disclosure Documents, all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions that have not yet been remedied, except for any deficiencies that, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company has operated and currently is, in all material respects, in compliance with the United States Federal Food, Drug, and Cosmetic Act, all applicable rules and regulations of the FDA and other federal, state, local and foreign Governmental Authority exercising comparable authority. The Company has no knowledge of any studies, tests or trials not described in the Disclosure Documents the results of which reasonably call into question in any material respect the results of the studies, tests and trials described in the Disclosure Documents.

Section 5.45. Government Contracts. Neither the Company nor any of its Subsidiaries is party to: (i) any Contract, including an individual task order, delivery order, purchase order, basic ordering agreement, letter Contract or blanket purchase agreement with any Governmental Authority or (ii) any subcontract or other Contract by which the Company or one of its Subsidiaries has agreed to provide goods or services through a prime contractor directly to a Governmental Authority that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services (such Contracts, “Government Contracts”). Neither the Company nor any of its Subsidiaries has provided any offer, bid, quotation or proposal to sell products made or services provided by the Company or any of its Subsidiaries that, if accepted or awarded, would lead to any Contract or subcontract of the type described by the foregoing sentence.

Section 5.46. Clinical Studies. The preclinical studies and tests and clinical trials described in the Disclosure Documents were, and, if still pending, are, being conducted in all material respects in accordance with the experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; the descriptions of such studies, tests and trials, and the results thereof, contained in the Disclosure Documents are accurate and complete in all material respects; the Company is not aware of any tests, studies or trials not described in the Disclosure Documents, the results of which reasonably call into question the results of the tests, studies and trials described in the Disclosure Documents and/or or that suggest a reasonable possibility of any adverse side effects not described in the Disclosure Documents; and, except as described in the Disclosure Documents, the Company has not received any written notice or correspondence from the FDA or any foreign, state or local Governmental Authority exercising comparable authority or any institutional review board or comparable authority requiring the termination, suspension, clinical hold or material modification of any tests, studies or trials described in the Disclosure Documents.

Section 5.47. Certificates. Any certificate signed by any officer, including the Chief Executive Officer, Chief Financial Officer, General Counsel or representative of the Company or any of its subsidiaries and delivered to the Investor or counsel for the Investor in connection with the transactions contemplated by the Transaction Documents shall be deemed a representation and warranty by the Company to the Investor as to the matters covered thereby on the date of such certificate.

Article VI

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Restricted Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1. Securities Compliance. The Company shall notify the Commission and the Principal Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Shares to the Investor in accordance with the terms of the Transaction Documents, as applicable.

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Section 6.2. Reservation of Common Stock. The Company has available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, the requisite aggregate number of authorized but unissued shares of Common Stock to enable the Company to timely effect the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase and Intraday VWAP Purchase effected under this Agreement. Without limiting the generality of the foregoing, as of the Commencement Date, the Company shall have reserved, out of its authorized and unissued Common Stock, a number of shares of Common Stock equal to the Exchange Cap solely for the purpose of effecting VWAP Purchases and Intraday VWAP Purchases under this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting VWAP Purchases and Intraday VWAP Purchases under this Agreement may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any VWAP Purchase or Intraday VWAP Purchase effected from and after the Commencement Date pursuant to this Agreement. The Company shall use its commercially reasonable efforts to obtain shareholder approval as required by the applicable rules of the Principal Market, for issuances of Shares in excess of the Exchange Cap at the Company’s 2024 Annual Meeting of Stockholders.

Section 6.3. Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Shares to be issued, sold and delivered in respect of each VWAP Purchase and Intraday VWAP Purchase effected under this Agreement hereunder on the Principal Market and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Principal Market. The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain or any notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain that the Company has not appealed or responded to within the requisite time period, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another Principal Market.

Section 6.4. Compliance with Laws.

(a) The Company shall comply with applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Principal Market, in connection with the transactions contemplated by the Transaction Documents, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or the ability of the Investor to sell or resell shares of Common Stock under the Registration Statement in any material respect.

(b) The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Shares, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into this Agreement and to purchase or acquire the Shares in accordance with the terms hereof in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, and all applicable state securities or “Blue Sky” laws, in connection with the transactions contemplated by the Transaction Documents.

Section 6.5. Keeping of Records and Books of Account; Due Diligence.

(a) The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit and the dates and VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount for each VWAP Purchase and Intraday VWAP Purchase, as applicable.

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(b) Subject to the requirements of Section 6.12, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Company’s right to deliver to the Investor any VWAP Purchase Notice or Intraday VWAP Purchase Notice or the settlement thereof except to the extent expressly contemplated by this Agreement.

Section 6.6. No Frustration; No Specified Transactions; No Equity Lines of Credit.

(a) No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligations of the Company to deliver the Shares to the Investor in respect of a VWAP Purchase or Intraday VWAP Purchase not later than the VWAP Purchase Share Delivery Date. For the avoidance of doubt, nothing in this Section 6.6(a) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

(b) No Specified Transactions. The Company shall not effect or enter into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Specified Transaction other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

Section 6.7. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 6.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 6.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

Section 6.8. Fundamental Transaction. If a VWAP Purchase Notice or Intraday VWAP Purchase Notice has been delivered to the Investor, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the later of (i) the date on which the Company has issued all Shares issuable pursuant to the VWAP Purchase or Intraday VWAP Purchase to which such VWAP Purchase Notice or Intraday VWAP Purchase Notice relates and (ii) the date on which the Investor has paid to the Company the VWAP Purchase Amount for all Shares issuable pursuant to the VWAP Purchase or Intraday VWAP Purchase to which such VWAP Purchase Notice or Intraday VWAP Purchase Notice relates.

Section 6.9. Selling Restrictions. Except as expressly set forth below, the Investor covenants that none of the Investor or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any Short Sales of the Common Stock or (ii) hedging transaction, which, with respect to each of clauses (i) and (ii) hereof, establishes a net short position with respect to the Common Stock (i.e., taking into account the holdings of all Restricted Persons), either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares or any other shares of Common Stock or the Company’s other securities; or (2) selling a number of shares of Common Stock equal to the number of Shares that such Restricted Person may purchase under a pending VWAP Purchase Notice or Intraday VWAP Purchase Notice but has not yet received from the Company or the Transfer Agent pursuant to this Agreement, so long as (x) such Restricted Person (including the Investor or any Broker-Dealer it designates, as applicable) delivers the Shares purchased pursuant to such VWAP Purchase Notice or Intraday VWAP Purchase Notice to the purchaser thereof or the applicable Broker-Dealer promptly upon such Restricted Person’s receipt of such Shares from the Company in accordance with Section 3.2 of this Agreement or (y) the Company or the Transfer Agent fails for any reason to deliver such Shares to the Investor or any Broker-Dealer it designates so that such Shares are received by the Investor on the applicable VWAP Purchase Share Delivery Date in accordance with Section 3.2 of this Agreement, including, without limitation, within the time period specified for receipt of such Shares by the Investor or its Broker-Dealer from the Company or the Transfer Agent.

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Section 6.10. Effective Registration Statement. The Company shall use its best efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with the Registration Rights Agreement.

Section 6.11. Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Shares for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.11, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

Section 6.12. Non-Public Information. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to demonstrate to the Investor in writing within 24 hours that such information does not constitute material, non-public information or the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor may in its sole discretion return such Shares to the Company and the Company shall immediately return any VWAP Purchase Amount that the Investor has paid for any Shares held by the Investor at the time of the disclosure of material, non-public information. The Investor may also, in its sole discretion, return Shares it is holding at the time of any receipt of notice from the Company of the happening of any event of the kind described in Section 3(p)(x), 3(p)(y) or the first sentence of 3(f) of the Registration Rights Agreement, in which case the Company shall immediately return any VWAP Purchase Amount that the Investor paid for such Shares; provided that any Shares, as of the date of any such proposed return, are not the subject of a VWAP Purchase Notice dated 30 days or more prior to the date of any such proposed return.

Section 6.13. Broker/Dealer. The Investor shall use one or more broker-dealers (which may be the Investor) to effectuate all sales, if any, of the Shares that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Transfer Agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive the Shares.

Section 6.14. FINRA Filing and Fee. In connection with the filing to be made with the FINRA Corporate Financing Department (the “Department”) pursuant to Rule 5110 of the FINRA Manual with respect to the transactions contemplated by this Agreement (the “FINRA Filing”), on or prior to the date of the initial FINRA Filing, the Company shall pay the applicable FINRA filing fee by wire transfer of immediately available funds. The Company shall provide Investor with any information and documents reasonably requested by the Investor in order to complete the FINRA Filing and obtain as promptly as practicable a letter from the Department to the effect that the Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by the Transaction Documents (a “No Objections Letter”). The Commencement Date shall not occur until such No Objections Letter has been received.

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Section 6.15. Qualified Independent Underwriter (“QIU”). If requested by Investor, the Company agrees to cooperate with the Investor and execute such documentation as may reasonably be required to engage a QIU and (ii) the Company shall cause any opinion or opinions, 10b-5 letter, comfort letters and Bring-Down Comfort Letters to be delivered under this Agreement to be addressed to the QIU in addition to the Investor.

Section 6.16. Delivery of Bring-Down Opinions and Officer’s and Secretary’s Certificates Upon Occurrence of Certain Events. The Company agrees that on or prior to the earlier of the date of the first VWAP Purchase Notice or the first Intraday VWAP Purchase Notice and, during the term of this Agreement, within three (3) Trading Days after each of the following: (i) the date of filing of an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K); (ii) the date of filing of a quarterly report on Form 10-Q under the Exchange Act; (iii) the date of filing of a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; (iv) the date of effectiveness of the Initial Registration Statement, any New Registration Statement, or any supplement or post-effective amendment thereto, or (v) the date of each reasonable request by the Investor, not more than once per calendar quarter (the date within such three (3) Trading Days after the foregoing dates in items (i) through (v) on which the documents set forth in items (1) through (3) below are delivered, each, a “Representation Date”) the Company shall (1) deliver to the Investor an Officer’s Certificate in the form attached hereto as Exhibit B (the “Officer’s Certificate”), dated as of such Representation Date, and a Secretary’s Certificate in the form attached hereto as Exhibit C (the “Secretary’s Certificate”), dated as of such Representation Date, (2) cause to be furnished to the Investor an opinion and a 10b-5 letter, dated as of such Representation Date, each from outside counsel to the Company and in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement and (3) cause to be furnished to the Investor a comfort letter, dated as of such Representation Date (each such letter, a “Bring-Down Comfort Letter”) from each of KPMG or such other accounting firm as applicable, who has audited any financial statements of the Company, its predecessors or any other entity included or incorporated by reference in the Registration Statement and the Prospectus, (in the case of a post-effective amendment, only if such amendment contains amended or new financial information), or any other independent registered public accounting firm that has certified financial statements of any Acquired Entity, in each case, that are included or incorporated by reference in the Registration Statement and the Prospectus, modified, as necessary, to relate to such Registration Statement or post-effective amendment, or the Prospectus contained therein as then amended or supplemented by such Prospectus Supplement, as applicable, each in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement. The Investor shall have been furnished with such further certificates and documents as it may reasonably request. For the avoidance of doubt, following a Representation Date, the right of the Company to deliver VWAP Purchase Notices or Intraday VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices or Intraday VWAP Purchase Notices under this Agreement, are subject to the Company having delivered to the Investor the Officer’s Certificate, the Secretary’s Certificate, opinions, 10b-5 letter and Bring-Down Comfort Letters referred to in clauses (1) through (3) above, each for the most recent Representation Date, and the Company having informed the Investor on a Trading Day that is at least ten (10) calendar days on or prior to the earlier of the date of the first VWAP Purchase Notice or the first Intraday VWAP Purchase Notice or any upcoming Representation Date of such upcoming VWAP Purchase Notice or such Intraday VWAP Purchase Notice or upcoming Representation Date.

Section 6.17. Trading in the Common Stock. The Company consents to the Investor’s trading in Company’s Common Stock for the Investor’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

Section 6.18. Conversion of Registration Statement to Form S-3. The Company and Investor acknowledge that, as of the date of this Agreement, offers and sales of Shares by the Company pursuant to a Form S-3 Registration Statement are limited under General Instruction I.B.6 for Form S-3 (the “Baby Shelf Rule”). Prior to or promptly upon the Company becoming eligible for use of a Registration Statement on Form S-3 without limitations on the amount of securities that may be sold under such Registration Statement on Form S-3 pursuant General Instruction I.B.6., the Company and the Investor agree to cooperate in good faith and use their respective reasonable best efforts to make appropriate modifications to this Agreement and the Registration Rights Agreement to convert the Registration Statement then in existence to a Registration Statement on Form S-3, on terms and conditions that are substantially similar economically to those reflected in the then-current version of this Agreement.

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Article VII

CONDITIONS TO CLOSING AND CONDITIONS TO THE SALE AND PURCHASE OF THE SHARES

Section 7.1. Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have (a) agreed to the forms of opinions to be delivered to the Investor on the Commencement Date, and (b) agreed to the forms of the Officer’s Certificate and the Secretary’s Certificate to be delivered to the Investor on the Commencement Date.

Section 7.2. Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices or Intraday VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices or Intraday VWAP Purchase Notices delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date an Officer’s Certificate and a Secretary’s Certificate.

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(iii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell all of the Shares included in such Prospectus and FINRA shall have issued a “No Objections” letter allowing for the distribution of securities to the Investor.

(iv) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose or the receipt of a notice of objection of the Commission to the use of the Initial Registration Statement pursuant to Rule 401(g)(2) of the 1933 Act Regulations; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or to the compensation in connection with this Agreement or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in the light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any other law. The Company shall have no knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(v) Other Commission Filings. The Current Report shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission prior to Commencement in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act prior to Commencement, shall have been timely filed with the Commission.

(vi) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Principal Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain or any notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain that the Company has not appealed or responded to within the requisite time period (unless, prior to such date certain, the Common Stock is listed or quoted on any other Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

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(vii) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Shares by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(viii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced, and no inquiry or investigation by any governmental authority shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, including by way of restraining trading in the shares of the Common Stock on the Principal Market, or seeking material damages in connection with such transactions.

(x) Listing of Shares. All of the Shares that have been and may be issued pursuant to this Agreement shall have been submitted for listing or quotation on the Principal Market as of the Commencement Date, subject only to notice of issuance.

(xi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xii) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company or any of its Subsidiaries.

(xiii) Delivery of Commencement Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to acknowledged in writing by the Company’s Transfer Agent, and the Notice of Effectiveness relating to the Initial Registration Statement shall have been executed by the Company’s outside counsel and delivered to the Transfer Agent.

(xiv) Certificates. The Company shall have delivered the Officer’s Certificate and the Secretary’s Certificate, dated the Commencement Date.

(xv) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock a number of shares of Common Stock equal to the Exchange Cap solely for the purpose of effecting VWAP Purchases and Intraday VWAP Purchases under this Agreement.

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(xvi) Opinions of Company Counsel. On the Commencement Date, the Investor shall have received an opinion and a 10b-5 letter, dated as of the Commencement Date, each from outside counsel to the Company, each in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xvii) Comfort Letter of Accountants. On the Commencement Date, the Investor shall have received from KPMG or any other independent registered public accounting firm, who has audited any financial statements of the Company, its predecessors, any Acquired Entity or any other entity, in each case, that are included or incorporated by reference in the Registration Statement and the Prospectus, a comfort letter dated as of the Commencement Date addressed to the Investor, in form and substance reasonably satisfactory to the Investor with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus, and any Prospectus Supplement, except that the specific date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Commencement Date.

(xviii) Due Diligence Review. In connection with the Commencement Date, the Company will timely cooperate with any reasonable due diligence review conducted by the Investor or counsel for the Investor in connection with the sale of Shares contemplated herein, including upon reasonable notice, providing such information and making available such documents and appropriate corporate officers, as the Investor may reasonably request.

(xix) Additional Documents. The Investor shall have been furnished with such further certificates and documents as it may reasonably request.

(xx) Research and Marketing Efforts. Neither the Investor nor any Affiliate of the Investor shall have, during the thirty (30) calendar day period immediately prior to, but not including, the Commencement Date (or of such shorter period as specified in the last sentence of this Section 7.2(xix)): (i) published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company or (ii) assisted the Company with, or participated in, any activities in connection with the marketing of the Company’s shares of Common Stock, including without limitation, any non-deal road shows. For so long as the Company retains its status as an “emerging growth company” as defined in Section 2(a) of the Securities Act, the thirty (30) calendar day period from the publication or distribution of a research report referred to in the first sentence of this Section 7.2(xix) shall be shortened to five (5) Trading Days with respect to the publication or distribution of a report that is not one by which the Investor or Affiliate initiates research coverage concerning the Company.

Section 7.3. Conditions Precedent to VWAP Purchases after Commencement Date. The right of the Company to deliver VWAP Purchase Notices or Intraday VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept VWAP Purchase Notices or Intraday VWAP Purchase Notices under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3 at the applicable VWAP Purchase Commencement Time for the VWAP Purchase or the applicable Intraday VWAP Purchase Commencement Time for the Intraday VWAP Purchase to be effected pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement, including the conditions set forth in Section 3.1 of this Agreement (each such time, a “VWAP Purchase Condition Satisfaction Time”).

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), (v) through (xii) and (xvii) through (xxi) set forth in Section 7.2 shall be satisfied at the applicable VWAP Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i), (ii) and (xix) of Section 7.2 replaced with “applicable VWAP Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Officer’s Certificate and Secretary’s Certificate after the Commencement Date, except as provided in Section 6.16 and Section 7.3(x).

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(ii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable VWAP Purchase Date pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period (as defined in the Registration Rights Agreement), and the Investor shall be permitted to (and to continue to) utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices delivered by the Company to the Investor prior to such applicable VWAP Purchase Date, and all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase or Intraday VWAP Purchase to be effected hereunder on such applicable VWAP Purchase Date.

(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable VWAP Purchase Date, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices delivered by the Company to the Investor prior to such applicable VWAP Purchase Date and (c) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase or Intraday VWAP Purchase to be effected hereunder on such applicable VWAP Purchase Date.

(iv) Delivery of Notice of Effectiveness. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Transfer Agent the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose or the receipt of a notice of objection of the Commission to the use of the Initial Registration Statement pursuant to Rule 401(g)(2) of the 1933 Act Regulations; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or to the underwriting compensation or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in the light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any other law (other than the transactions contemplated by the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase or Intraday VWAP Purchase to be effected hereunder on such applicable VWAP Purchase Date and the settlement thereof). The Company shall have no knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

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(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable VWAP Purchase Date, shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable VWAP Purchase Date, shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable VWAP Purchase Date, shall have been filed with the Commission.

(vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Principal Market or the FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable VWAP Purchase Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain or any notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain that the Company has not appealed or responded to within the requisite time period (unless, prior to such date certain, the Common Stock is listed or quoted on any other Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice (and, if applicable, the Shares issuable pursuant to an Intraday VWAP Purchase Notice delivered for the same VWAP Purchase Date) shall not (a) without the Investor’s express written agreement, exceed the applicable VWAP Purchase Commitment Amount; provided that for the avoidance of doubt, the Investor shall not be obligated to purchase any amount of Shares that is in excess of the VWAP Purchase Commitment Amount, (b) without the Investor’s express written agreement, cause the Aggregate Limit or the Beneficial Ownership Limitation to be exceeded, or (c) cause the Exchange Cap (to the extent applicable under Section 3.3) to be exceeded, unless (in the case of this clause (c)), the Company’s stockholders have theretofore approved the issuance of Common Stock under this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market.

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(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior VWAP Purchase Notices and Intraday VWAP Purchase Notices required to have been received by the Investor under this Agreement prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase shall have been delivered to the Investor in accordance with this Agreement.

(x) Bring-Down Opinions of Company Counsel, Bring-Down Comfort Letters and Officer’s Certificates and Secretary’s Certificates. The Investor shall have received (a) an opinion and a 10b-5 letter, dated as of the most recent Representation Date, each from outside counsel to the Company, for which the Company was obligated to instruct its outside counsel to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase, (b) all Bring-Down Comfort Letters, dated as of the most recent Representation Date, provided by the Company’s auditors and delivered to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase and (c) all Officer’s Certificates and Secretary’s Certificates, dated as of the most recent Representation Date, from the Company that the Company was obligated to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase, in each case in accordance with Section 6.16.

(xi) Trading in the Common Stock. The Company consents to the Investor’s trading in the Company’s Common Stock for the Investor’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

(xii) Due Diligence Review. In connection with each Representation Date, the Company will timely cooperate with any reasonable due diligence review conducted by the Investor or counsel for the Investor in connection with the sale of Shares contemplated herein, including upon reasonable notice, providing such information and making available such documents and appropriate corporate officers, as the Investor may reasonably request.

(xiii) Material Non-Public Information. Neither the Company nor, in the Investor’s sole discretion, the Investor, shall be in possession of any material non-public information concerning the Company.

(xiv) Payment of Structuring Fee. The Company shall have paid the Structuring Fee (as defined below) as required to be paid to the Investor or its counsel pursuant to Section 10.1(i) of this Agreement, in accordance with Section 10.1(i) hereof.

(xv) Payment of Expenses. The Company shall be in compliance with its obligations pursuant to Section 10.1(i) of this Agreement and invoices for reimbursement of the fees and disbursements of legal counsel to the Investor shall not be more than 30 days in arrears.

Article VIII

TERMINATION

Section 8.1. Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the 36-month anniversary of the Effective Date of the Initial Registration Statement (it being hereby acknowledged and agreed that such term may be extended by the parties hereto), (ii) the date on which the Investor shall have purchased the Total Commitment worth of Shares pursuant to this Agreement, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Principal Market or any successor Principal Market, and (iv) the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (each date of such termination, an “Automatic Termination Event”).

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Section 8.2. Other Termination.

(a) Subject to Section 8.3, the Company may terminate this Agreement after the Commencement effective upon ten (10) Trading Days’ prior written notice to the Investor in accordance with Section 10.4 (the date of such termination, a “Company Termination Event”); provided, however, that (i) the Company shall have paid or shall pay the Initial Structuring Fee, as required pursuant to Section 10.1 of this Agreement, and reimbursed the fees and disbursements of legal counsel required to be paid to the Investor or its counsel pursuant to Section 10.1(i) of this Agreement, in each case on September 30, 2024 if terminated prior thereto, (ii) the Company shall have paid or shall pay the Remainder Structuring Fee, as required pursuant to Section 10.1 of this Agreement, on the 6-month anniversary date of the date of this Agreement if terminated prior thereto, and (iii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company, which notice shall be made in accordance with Section 10.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; or (c) the Company is in breach or default in any material respect of any of its covenants and agreements in the Registration Rights Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within fifteen (15) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4; (d) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of forty-five (45) consecutive Trading Days or for more than an aggregate of ninety (90) Trading Days in any three hundred and sixty-five (365)-day period, other than due to acts of the Investor; (e) trading in the Common Stock on the Principal Market (or successor Principal Market) shall have been suspended and such suspension continues for a period of five (5) consecutive Trading Days; (f) the Company is in material breach or default of any of its covenants and agreements contained in this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within fifteen (15) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4 of this Agreement; or (g) the Company has been required to pay the Cover Price or similar charges under Section 3.2 of this Agreement more than twice. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Principal Market (or successor Principal Market), the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Principal Market (or successor Principal Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

(b) In addition, after notice and a reasonable opportunity to cure, the Company will have a right to terminate the Investor’s engagement hereunder for cause in the event of the Investor’s material failure to provide the services contemplated hereunder (other than a failure caused by or as a result of circumstances outside of the Investor’s control (including, without limitation, market, economic or political conditions)) (a “Termination for Cause”).

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Section 8.3. Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.4 and the transactions contemplated by this Agreement following the effectiveness of termination shall be terminated without further action by either party as of the effectiveness of termination. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Registrable Shares, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the second (2nd) Trading Day immediately following the date on which the purchase of Shares by the Investor pursuant to any pending VWAP Purchase or Intraday VWAP Purchase has been fully settled, including, without limitation, the delivery by the Company to the Investor of all Shares purchased by the Investor pursuant to such pending VWAP Purchase or Intraday VWAP Purchase on the applicable VWAP Purchase Share Delivery Date therefor, and the delivery by the Investor to the Company of the aggregate VWAP Purchase Price payable by the Investor for such Shares, in each case in accordance with the settlement procedures set forth in Section 3.2 of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase or Intraday VWAP Purchase that has not fully settled, and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase or Intraday VWAP Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination, or (iii) affect the Structuring Fee payable or paid to the Investor (or to its counsel directly), all of which Structuring Fee and reimbursement of fees and disbursements of legal counsel to the Investor shall be non-refundable when paid pursuant to Section 10.1(i). For the avoidance of doubt, the Company shall pay (i) the Initial Structuring Fee on the Effective Date of the Initial Registration Statement and (ii) the Remainder Structuring Fee on the 6-month anniversary of the Commencement Date in each case in the event this Agreement is terminated prior to such date. Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement, the Registration Rights Agreement or any of the other Transaction Documents, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement, the Registration Rights Agreement or any of the other Transaction Documents.

Article IX

INDEMNIFICATION

Section 9.1. Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, its affiliates, each of their respective directors, officers, stockholders, members, partners, employees, agents and representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, stockholders, members, partners, employees, agents, and representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Person (each, an “Investor Party” and collectively, the “Investor Parties”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, all reasonable out-of-pocket legal or other expenses reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether commenced, pending or threatened, whether or not an Investor Party is or may be a party thereto (“Indemnified Damages”), to which any Investor Party may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) are (a) as a result of, relate to or arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Commission Document (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Commission Document, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity in (a) shall not apply to any Claim to the extent arising out of an untrue statement or omission, or alleged untrue statement or omission in a Commission Document, made in reliance upon and in conformity with information furnished in writing to the Company by the Investor for the Investor expressly for use in connection with the preparation of the Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto (it being hereby acknowledged and agreed that the written information set forth on Exhibit B to the Registration Rights Agreement is the only written information furnished to the Company by or on behalf of the Investor expressly for use in any Registration Statement, Prospectus or Prospectus Supplement), (b) incurred or suffered to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, (c) incurred or suffered in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (a) or (b) above, (d) as a result of, relating to or arising out of any breach by the Company of its representations, warranties, covenants or agreements under this Agreement, or (e) as a result of, relating to or arising out of any other action, suit, claim or proceeding against an Investor Party arising out of or otherwise in connection with the Transaction Documents. The Company agrees to promptly notify the Investor of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Shares or in connection with the Registration Statement or the Prospectus.

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The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1.

Section 9.2. Indemnification Procedures.

(a) Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give such notice as evidenced by the forfeiture of by the Company of substantive rights or defenses. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel reasonably satisfactory to Investor Party. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding unless (1) the employment of counsel by the Investor Party has been authorized in writing by the Company, (2) the Investor Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or another Investor Party that are different from or in addition to those available to the Company, (3) a conflict or potential conflict exists (based on advice of counsel to the Investor Party) between an Investor Party and the Company (in which case the Company will not have the right to direct the defense of such action on behalf of the Investor Party) or (4) the Company has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Company. It is understood that the Company shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such similarly situated Investor Parties. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything in this Agreement, if at any time an Investor Party shall have requested the Company to reimburse the Investor Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than fifteen (15) days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Investor Party in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this section (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(b) To the fullest extent permissible under applicable law, if the indemnification, hold harmless and/or exoneration rights, obligations and undertakings by the Company set forth in Section 9.1 are unavailable to Investor in whole or in part for any reason whatsoever (including in accordance with the proviso in Section 9.1(a)), the Company, in lieu of indemnifying, holding harmless or exonerating Investor, shall pay, in the first instance, the entire amount incurred by Investor for losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, all legal or other expenses reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever), in connection with any actual or threatened proceeding without requiring Investor to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Investor. However, if any provision of this Agreement is held to be void, invalid, or unenforceable, any liability Investor may have arising out of or relating to the Transaction Documents or the Commission Document (or any amendment thereto), for loss or damage to which any other persons have also contributed, shall be several, and not joint, and, shall be limited to the fees Investor actually receives pursuant to this Agreement, and in no event shall the Investor be obligated to contribute any amount to the Company in excess of the aggregate discount to the VWAP for all purchase made by the Investor under this Agreement. No exclusion or limitation on the liability of other responsible persons imposed or agreed at any time shall affect any assessment of Investor’s liability hereunder, nor shall settlement of or difficulty enforcing any claim, or the death, dissolution or insolvency of any such other responsible persons or their ceasing to be liable for the loss or damage or any portion thereof, affect any such assessment. Investor does not accept liability to any third party. For purposes of this Section 9.2(b), any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the Investor Party and any officers, directors, partners, employees or agents of the Investor Party or any of its affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9.2(b), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9.2(b) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. No party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9.2(a) hereof. The Company shall not enter into any settlement of any proceeding in which the Company is jointly liable with Investor (or would be if joined in such proceeding) unless such settlement provides for a full and final release of all claims against Investor.

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

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Article X

MISCELLANEOUS

Section 10.1. Certain Fees and Expenses.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by the Transaction Documents, except that (a) the Company shall pay, by wire transfer of immediately available funds to an account designated by the Investor (or to an account designated by the Investor’s counsel) (x) on the Effective Date for the Initial Registration Statement, a non-refundable commitment fee of $100,000 less (if relevant) any amount of reimbursement pursuant to clause (b) below that exceed $75,000 (the resulting amount, the “Initial Structuring Fee”) and (y) on or prior to the 6-month anniversary of the Effective Date for the Initial Registration Statement, a non-refundable commitment fee of $150,000 (the “Remainder Structuring Fee” and, together with the Initial Structuring Fee, the “Structuring Fee”), (b) the Company will reimburse the fees and disbursements of legal counsel to the Investor in an amount up to $75,000 in connection with the entry into the Transaction Documents and the review of the Initial Registration Statement, with the initial reimbursement to be made as of the Closing Date with respect to those expenses provided to the Company not less than two (2) Trading Days prior to the Closing Date, and reimbursement of any further amounts to be made no later than the Commencement Date, and (c) the Company will reimburse the fees and disbursements of legal counsel to the Investor in an amount not to exceed $20,000 per fiscal quarter — except for those fiscal quarters in which additional diligence is reasonably required because of a material amendment or restatement to the Registration Statement, in which case such amount not to exceed $25,000 per fiscal quarter, absent unusual circumstances – in connection with the Investor’s ongoing due diligence and review of any registration statements (including any supplements or amendments thereto) and deliverables subject to Section 6.16 within fourteen (14) calendar days following the applicable Representation Date. In addition, if the Initial Registration Statement is not declared effective by the Commission within ninety (90) calendar days following the execution of this Agreement, the Investor shall submit an invoice for reimbursement of the Initial Structuring Fee, which the Company shall pay within ten (10) calendar days of receipt. Any amounts that remain due to the Investor under in this Section 10.1(i) within thirty (30) days of the original due date for such expense shall be subject to an increase in the amount equal to three percent (3%) of the balance for such expense on a monthly basis from the original due date for such expense. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes (other than income taxes) and duties levied in connection with issuance of the Shares pursuant hereto. All of the Structuring Fee shall be fully earned and non-refundable as of Commencement.

(ii) Intentionally Omitted.

(iii) Legends. The certificate(s) or book-entry statement(s) representing the Shares issued pursuant to this Agreement, except as set forth below, shall bear a restrictive legend in substantially the following form (and stop transfer instructions may be placed against transfer of such Shares that is not in accordance with this Agreement and the Registration Rights Agreement):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS (PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM).

(iv) Notice of Effectiveness. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its Transfer Agent, the notice of effectiveness in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness”) relating to the Initial Registration Statement. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to its Transfer Agent, the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein.

(v) Removal of Legends from Rule 144 Shares. Upon the written request by the Investor to the Company if, at the time of such request, the Investor (i) is not, and has not been during the preceding three months, an affiliate of the Company, (ii) has held the Shares subject to such request for at least one year as determined in accordance with Rule 144, (iii) all of the other requirements of Rule 144 for the resale of the Shares subject to such request are satisfied, and (iv) concurrently with such request, delivers to the Company, its counsel and the Transfer Agent a written certification that the requirements set forth in the foregoing clauses (i) through (iii) are accurate, the Company shall, no later than one (1) Trading Day following the delivery by the Investor to the Transfer Agent of one or more legended certificates or book-entry statements representing the Shares (as applicable) subject to such request, together with such other documentation from the Investor and its designated Broker-Dealer as the Transfer Agent deems necessary and appropriate, authorize the Transfer Agent to remove the Securities Act restrictive legend (and any stop transfer instructions placed against transfer thereof) contemplated by Section 10.1(iii) affixed to the Shares subject to such request. At the times the Company authorizes the removal of the Securities Act restrictive legends on the Shares subject to such request (and any stop transfer instructions placed against transfer thereof) pursuant to this Section 10.1(v), the Company shall, at its sole expense, use its commercially reasonable efforts to cause its legal counsel to issue to the Transfer Agent a legal opinion or direction letter authorizing the Transfer Agent to remove the Securities Act restrictive legends contemplated by Section 10.1(iii) on the Shares subject to such request (which legal opinion or direction letter may be delivered to the Transfer Agent in advance setting forth the conditions to the removal of such legends). The Company shall be responsible for the fees of its Transfer Agent and its legal counsel associated with any such legend removals.

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Section 10.2. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Each of the Company and the Investor (a) hereby irrevocably submits to the jurisdiction of the U.S. District Court and other courts of the United States sitting in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.

(iii) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE ENTERED INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. All exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 10.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated in Exhibit F (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

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Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto. In addition, each party hereto shall give at least five (5) days’ advance written notice to the other party hereto of any change in the address or email address of such party’s legal counsel set forth in Exhibit F.

Section 10.5. Waivers. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.6. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Initial Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices and number of shares of Common Stock in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 10.9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 10.10. No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state that would cause the application of the laws of any other jurisdiction.

Section 10.12. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Shares, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination.

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Section 10.13. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14. Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated hereby and thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated hereby and thereby.

Section 10.15. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

SONNET BIOTherapeutics HOLDINGS, Inc.

By:	/s/ Pankaj Mohan
Name:	Pankaj Mohan
Title:	Chief Executive Officer

[Signature Page to ChEF Purchase Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

CHARDAN CAPITAL MARKETS LLC

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	President

[Signature Page to ChEF Purchase Agreement]

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ANNEX I TO THE

ChEF PURCHASE AGREEMENT

DEFINITIONS

“Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Average Price” means a price per Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Shares purchased pursuant to this Agreement with any offset necessary for compliance with the rules of the Principal Market, by (ii) the aggregate number of Shares issued pursuant to this Agreement.

“Bankruptcy Law” shall mean Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Base Price” means a price per Share equal to the sum of (i) Minimum Price and (ii) $0.5224 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

“Block” shall mean any trade on a single Trading Day to a single purchaser exceeding the lesser of (x) 20,000 shares of Common Stock and (y) five percent (5%) of the total number (or volume) of shares of Common Stock traded on the Principal Market (or successor Principal Market) during that Trading Day.

“Bloomberg” shall mean Bloomberg, L.P.

“Closing Date” shall mean the date of this Agreement.

“Closing Sale Price” shall mean, for the Common Stock as of any date, the last closing trade price for the Common Stock on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“Commission” shall mean the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after on January 1, 2023 and (2) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Common Stock Equivalents” shall mean any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Contract” shall mean any written or oral legally binding contract, agreement, understanding, arrangement, subcontract, loan or credit agreement, note, bond, indenture, mortgage, purchase order, deed of trust, lease, sublease, instrument, or other legally binding commitment, obligation or undertaking.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Disclosure Documents” shall mean (i) the Commission Documents, if any, incorporated by reference in each Registration Statement, (ii) each Registration Statement, as the same may be amended from time to time, and the Prospectus contained therein and (ii) each Prospectus Supplement.

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“DTC” shall mean The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC Shares” shall mean the Shares acquired or purchased by the Investor pursuant to this Agreement (a) that the Investor has resold in a manner described under the caption “Plan of Distribution” in the Registration Statement and otherwise in compliance with Section 4.11 of this Agreement before the delivery of the Transfer Agent Confirmation regarding the resale of such Shares in accordance with this Agreement, and (b) about which the Investor has (i) delivered to the Company, the Transfer Agent and legal counsel to the Company (A) the Transfer Agent Confirmation relating to such Shares and (B) a customary broker’s representation letter confirming, among other things, the resale of such Shares in the manner described in clause (a) of this definition of DWAC Shares (including confirmation of compliance with any relevant prospectus delivery requirements), and (ii) delivered to the Transfer Agent (M) a medallion-guaranteed stock power for such resold Shares, and (N) instructions for the delivery of such Shares to the account with DTC of the Investor’s designated Broker-Dealer as specified in the Transfer Agent Deliverables, which Shares will be in the hands of the persons who purchase such Shares from the Investor in the manner described in clause (a) of this definition of DWAC Shares, freely tradable and transferable without restriction on resale and without stop transfer instructions maintained against the transfer thereof.

“EDGAR” shall mean the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” shall mean, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exempt Issuance” shall mean the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors, consultants or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by a majority of the members of the Company’s Board of Directors or of a committee of the Board of Directors established for such purpose, (b) (1) any Shares issued to the Investor or any of its affiliates or members pursuant to this Agreement, (2) any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor or any of their respective affiliates or members at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding, or for which agreements to issue are in effect, as of the date hereof, provided that such securities referred to in this clause (3) have not been amended since such date to increase the number of such securities or to decrease the conversion price, exercise price, exchange rate or other price or rate, or (c) securities issued in connection with the repricing of the Company’s warrants that are outstanding as of the date of this Agreement.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Fundamental Transaction” shall mean that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (excluding any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

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“Governmental Authority” shall mean (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intraday VWAP Purchase Commencement Time” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.1, thirty (30) minutes after the later of (i) the Investor’s receipt of an Intraday VWAP Purchase Notice and (ii) the VWAP Purchase Termination Time of a VWAP Purchase effected on the same VWAP Purchase Date (as applicable) provided, however, that if a VWAP Purchase Notice is not delivered before 9:00 a.m., New York City time, on the same VWAP Purchase Date, then the Intraday VWAP Purchase Commencement Time shall start only if the Investor accepts such Intraday VWAP Purchase Notice.

“Intraday VWAP Purchase Share Amount” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.1, the amount of Shares being irrevocably offered by the Company to the Investor for purchase by the Investor in such Intraday VWAP Purchase as specified by the Company in the applicable Intraday VWAP Purchase Notice during the Intraday VWAP Purchase Period on any VWAP Purchase Date, which amount shall be specified as a percentage, not to exceed the VWAP Purchase Share Percentage, of the volume of trades of the Company’s Common Stock on the Principal Market for the applicable Intraday VWAP Purchase Period, as reported by Bloomberg through its “VWAP” function, but with Block transactions excluded; provided that the Company may limit the amount of shares of Common Stock included in the Intraday VWAP Purchase Share Amount to a fixed number of shares of Common Stock.

“Intraday VWAP Purchase Notice” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor offering the Investor the Intraday VWAP Purchase Share Amount and directing the Investor to purchase such portion of that amount as is necessary to give effect to the VWAP Purchase Commitment Amount (as set forth further in Section 3.1), at the applicable VWAP Purchase Price therefor, on the applicable VWAP Purchase Date for such Intraday VWAP Purchase in accordance with this Agreement.

“Intraday VWAP Purchase Period” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.1, the period on the applicable VWAP Purchase Date beginning at the applicable Intraday VWAP Purchase Commencement Time and ending at the close of trading on such VWAP Purchase Date;

“Investment Period” shall mean the period commencing on the Effective Date of the Initial Registration Statement and expiring on the date this Agreement terminates pursuant to Article VIII.

“Material Contracts” means any other Contract that is expressly referred to in or filed or incorporated by reference as an exhibit to a Commission Document or that, individually or in the aggregate, if terminated, suspended or subject to default by a party thereto, would have a Material Adverse Effect.

“Minimum Price” means the lower of: (i) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the date of this Agreement and (ii) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on the date of this Agreement.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

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“Person” shall mean any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

“Personal Data” means any data in the Company’s possession, custody, or control, that identifies, or that could reasonably be used to identify, individually or in combination with any other data, any natural person or device or household or that is subject to regulation by Privacy Laws.

“Post-Effective Amendment Period” shall mean the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of any post-effective amendment to the Initial Registration Statement or any New Registration Statement, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment.

“Principal Market” shall mean the Nasdaq Capital Market; provided, however, that in the event the Company’s Common Stock is ever listed or traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, or the Nasdaq Capital Market, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

“Privacy Laws” means all Applicable Laws that govern the Processing of Personal Data or governing data privacy or data or security breach notification.

“Process” (or “Processing” or “Processes”) means the collection, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding Personal Data (whether electronically or in any other form or medium).

“Prospectus” shall mean the prospectus in the form included in a Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.

“Prospectus Supplement” shall mean any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Restricted Period” shall mean the period commencing on the Closing Date and expiring on the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII,

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the shares of Common Stock that are and/or may be purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices or Intraday VWAP Purchase Notices.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

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“Specified Transaction” shall mean a transaction in which the Company or any of its subsidiaries (i) issues or sells any securities with a conversion price, exercise price, exchange rate or other price or rate that is based upon and/or varies with the trading price of shares of Common Stock after the date of issuance; (ii) issues or sells any securities at a price, or with a conversion price, exercise price, exchange rate or other price or rate, that is subject to being reset after the date of issuance of such security or upon the occurrence of specified or contingent events; (iii) issues or sells any securities that are subject to or contain any put, call, redemption, buy-back, price reset or other similar provision or mechanism (including a “Black-Scholes” put or call right) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company or (iv) effects or enters into any agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) in connection with any “equity line of credit” or substantially similar offering whereby an investor is irrevocably bound to purchase securities over a period of time from the Company at a price based on the market price of the Company’s Common Stock at the time of each such purchase, other than with the Investor or its affiliates. Notwithstanding the foregoing, issuances of Common Stock or Common Stock Equivalents at an “at-the-market” offering by the Company exclusively through one or more registered broker-dealers acting primarily as agent(s) of the Company pursuant to a written equity distribution or sales or similar agreement between the Company and such registered broker-dealer(s) shall not be deemed a Specific Transaction.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Trading Day” shall mean any day on which the Principal Market or, if the Common Stock is then listed on a successor Principal Market, such Principal Market is open for trading (regular way), including any day on which the Principal Market (or successor Principal Market, as applicable) is open for trading (regular way) for a period of time less than the customary time.

“Transaction Documents” shall mean, collectively, this Agreement and the exhibits hereto, the Registration Rights Agreement and the exhibits thereto, the Indemnity Agreement, and each of the other agreements, documents, certificates and instruments (including the VWAP Purchase Notices and Intraday VWAP Purchase Notices) entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Transfer Agent” shall mean Securities Transfer Corporation, the sole transfer agent and branch registrar of the Company or any successor thereto.

“VWAP” shall mean, for the Common Stock for a specified period, the dollar volume-weighted average price for the Common Stock on the Principal Market, for such period, as reported by Bloomberg through its “VWAP” function. All such determinations shall be appropriately adjusted to exclude any sales of shares of Common Stock through Block transactions and adjusted for any reorganization, non-cash dividend, stock split, reverse stock split, stock combination, recapitalization or other similar transaction during such period.

“VWAP Purchase Commencement Time” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the applicable VWAP Purchase Date, or such later time on such VWAP Purchase Date publicly announced by the Principal Market (or successor Principal Market) as the official open (or commencement) of trading (regular way) on the Principal Market (or successor Principal Market, as applicable) on such VWAP Purchase Date.

“VWAP Purchase Commitment Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, a number of shares of Common Stock equal to the least of (i) a number of shares of Common Stock which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than the Beneficial Ownership Limitation, (ii) a number of shares of Common Stock which would result in the total aggregate VWAP Purchase Price to be paid by the Investor for the total VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase made on one VWAP Purchase Date, when added to (if applicable) the total Intraday VWAP Purchase Share Amount purchased by the Investor in an Intraday VWAP Purchase on the same VWAP Purchase Date, to exceed five million U.S. dollars ($5,000,000), (iii) a number of Shares equal to (A) the VWAP Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market (or successor Principal Market) during the applicable VWAP Purchase Period (or Intraday VWAP Purchase Period) on the applicable VWAP Purchase Date and (iv) the VWAP Purchase Share Amount (for a VWAP Purchase) or the Intraday VWAP Purchase Share Amount (for an Intraday VWAP Purchase).

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“VWAP Purchase Date” shall mean, with respect to a VWAP Purchase or Intraday VWAP Purchase made pursuant to Section 3.1, the Trading Day on which the Investor receives, after 6.00 a.m., New York City time, but prior to 9:00 a.m., New York City time, on such Trading Day, a valid VWAP Purchase Notice for a VWAP Purchase, or the Trading Day on which the Investor receives, after 6:00 a.m., New York City time, an Intraday VWAP Purchase Notice that is binding on the Investor or that the Investor accepts, in each case in accordance with this Agreement.

“VWAP Purchase Notice” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor offering the Investor the VWAP Purchase Share Amount and directing the Investor to purchase such portion of that amount as is necessary to give effect to the VWAP Purchase Commitment Amount (as set forth further in Section 3.1), at the applicable VWAP Purchase Price therefor on the applicable VWAP Purchase Date for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Period” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the applicable VWAP Purchase Date for such VWAP Purchase beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Termination Time.

“VWAP Purchase Price” shall mean the purchase price per Share to be purchased by the Investor in such VWAP Purchase or Intraday VWAP Purchase on such VWAP Purchase Date equal to (subject to the next sentence of this definition) ninety-six percent (96%) of the VWAP over the applicable VWAP Purchase Period or Intraday VWAP Purchase Period, as applicable, on such VWAP Purchase Date for such VWAP Purchase or Intraday VWAP Purchase, to be appropriately adjusted for any sales of shares of Common Stock through Block transactions, any reorganization, non-cash dividend, stock split, reverse stock split, stock combination, recapitalization or other similar transaction.

“VWAP Purchase Share Amount” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the amount of Shares being irrevocably offered by the Company to the Investor for purchase by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice during the VWAP Purchase Period on any VWAP Purchase Date, which amount shall be specified as a percentage (the “Target Percentage”), not to exceed the VWAP Purchase Share Percentage, of the volume of trades of the Company’s Common Stock on the Principal Market for the applicable VWAP Purchase Period, as reported by Bloomberg through its “VWAP” function, but with Block transactions excluded; provided that the Company may limit the amount of shares of Common Stock included in the VWAP Purchase Share Amount to a fixed number of shares of Common Stock (such fixed number of shares of Common Stock, if specified by the Company, the “Target Number”).

“VWAP Purchase Share Percentage” shall mean, with respect to a VWAP Purchase or Intraday VWAP Purchase made pursuant to Section 3.1, twenty percent (20%).

“VWAP Purchase Termination Time” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the earlier of (a) 4:00 p.m., New York City time, on the applicable VWAP Purchase Date, or such earlier time publicly announced by the Principal Market (or successor Principal Market) as the official close of trading (regular way) on the Principal Market on such applicable VWAP Purchase Date and (b) such time as the aggregate volume of trades of Common Stock that count towards VWAP on the applicable VWAP Purchase Date is such that the Target Percentage of such volume equals the Target Number.

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EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

85

EXHIBIT B

OFFICER’S CERTIFICATE

86

EXHIBIT C

SECRETARY’S CERTIFICATE

87

EXHIBIT D

FORM OF VWAP PURCHASE NOTICE

From:	[●]
To:	[Scott Blakeman
Attention:	sblakeman@chardan.com]
Copy to:	[●]
[●@chardan.com]
Subject:	VWAP Purchase Notice
Date:	[●], 202[●]
VWAP Purchase Commencement Time:	[●]

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the ChEF Purchase Agreement (the “Agreement”) between Sonnet BioTherapeutics Holdings, Inc., a Delaware corporation (the “Company”), and Chardan Capital Markets LLC (the “Investor”), dated [●], 2024, the Company hereby requests the Investor to purchase a VWAP Purchase Share Amount equal to [●] percent of the volume of trades of the Company’s Common Stock on the Principal Market for the applicable VWAP Purchase Period, as reported by Bloomberg through its “VWAP” function, but with Block transactions excluded. [[The preceding offer is limited in that it does not exceed [●] shares of the Company’s common stock, par value $0.0001 per share.]] Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

SONNET BIOTherapeutics HOLDINGS, Inc.

By:
Name:
Title:

CHARDAN CAPITAL MARKETS LLC

By:
Name:
Title:

88

EXHIBIT E

FORM OF INTRADAY VWAP PURCHASE NOTICE

From:	[●]
To:	[Scott Blakeman
Attention:	sblakeman@chardan.com]
Copy to:	[●]
[●@chardan.com]
Subject:	Intraday VWAP Purchase Notice
Date:	[●], 202[●]
Intraday VWAP Purchase Commencement Time:	[●]

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the ChEF Purchase Agreement (the “Agreement”) between Sonnet BioTherapeutics Holdings, Inc., a Delaware corporation (the “Company”), and Chardan Capital Markets LLC (the “Investor”), dated [●], 2024, [[and the VWAP Purchase Notice delivered by the Company to the Investor on [●],]] the Company hereby requests the Investor to purchase an Intraday VWAP Purchase Share Amount equal to [●] percent of the volume of trades of the Company’s Common Stock on the Principal Market for the applicable Intraday VWAP Purchase Period, as reported by Bloomberg through its “VWAP” function, but with Block transactions excluded. [[The preceding offer is limited in that it does not exceed [●] shares of the Company’s common stock, par value $0.0001 per share.]] Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

SONNET BIOTherapeutics HOLDINGS, Inc.

By:
Name:
Title:

CHARDAN CAPITAL MARKETS LLC

By:
Name:
Title:

89

EXHIBIT F

NOTICES

90

Appendix B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Sonnet BioTherapeutics Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That a resolution was duly adopted on August 7, 2024, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on September 12, 2024, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:

Article FOURTH of the Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by inserting the following at the end of Article FOURTH:

Upon effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation of the Corporation, a __-for-one reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each __ shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and split into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (“New Common Stock”), with no corresponding reduction in the number of authorized shares of our Common Stock.

No fractional shares of Common Stock will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive cash (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the New Common Stock for each five shares of the Old Common Stock previously represented by such certificate.

SECOND: That said amendment will have an Effective Time of 5:00 P.M., Eastern Time, on the filing date of this Certificate of Amendment to the Certificate of Incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this __ day of , 2024.

Pankaj Mohan

President and Chief Executive Officer

91

PROXY

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102
Princeton, New Jersey 08540

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 12, 2024

The undersigned hereby appoints Pankaj Mohan, Ph.D. and Jay Cross, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sonnet BioTherapeutics Holdings, Inc. which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders to be held virtually at **www.viewproxy.com/SONN/2024/VM** and any adjournments or postponements thereof, as designated below. **If no designation is made, the proxy, when properly executed, will be voted: (i) "FOR" the election of the director nominees named below in Item 1, (ii) "FOR" Item 2, approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of our issued and outstanding common stock pursuant to our ChEF Purchase Agreement with Chardan Capital markets LLC, (iii) approval of an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twelve (1:12), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board, (iv) "FOR" Item 3, ratification of the appointment of our registered public accounting firm, and (v) in the discretion of the proxies upon such other matter as may properly come before the Annual Meeting.**

(PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually on September 12, 2024.

The Proxy Statement and our 2023 Annual Report to Shareholders are available at: http://www.viewproxy.com/sonn/2024.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR the election as a director of the six nominees listed below.**

NOMINEES: Pankaj Mohan, Ph.D., Nailesh Bhatt, Albert Dyrness, Donald Griffith, Raghu Rao, Lori McNeill

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY to vote for the following nominees:**

____

INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

CONTROL NUMBER

→ ☐

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Date:__________________________, 2024

____

Signature

____

Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

SCAN TO
VIEW MATERIALS & VOTE

CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.FCRvote.com/SONN

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.